[LOGO OF CHASE VISTA FUNDS(SM)]

                                     ANNUAL
                                     REPORT
                               -----------------
                 Chase Vista(SM). Make the Powerful Connection.


                            CHASE VISTA EQUITY FUNDS


                       CHASE VISTA GROWTH AND INCOME FUND

                        CHASE VISTA CAPITAL GROWTH FUND

                         CHASE VISTA EQUITY INCOME FUND

                    CHASE VISTA SMALL CAP OPPORTUNITIES FUND

                             CHASE VISTA FOCUS FUND



                                October 31, 1998                    ANEQ2-2-1298

                                  Highlights

U.S. equity markets advanced despite significant market volatility during the period.

o The economic and currency crisis in southeast Asia and the global liquidity crisis ignited by Russia's financial problems were largely responsible for the market's wide price fluctuations.

o Economic conditions were generally good, with inflation benign and interest rates falling to record lows late in the fiscal year.

o Large cap stocks continued to outperform small- and medium-cap stocks, though secondary issues showed signs of strength late in the period.


                                    CONTENTS

Chairman's Letter                                                           3

Chase Vista Growth and Income Fund
     Fund Commentary                                                        4

Chase Vista Capital Growth Fund
     Fund Commentary                                                        9

Chase Vista Equity Income Fund
     Fund Commentary                                                       14

Chase Vista Small Cap Opportunities Fund
     Fund Commentary                                                       19

Chase Vista Focus Fund
     Fund Commentary                                                       24

Fund Financial Statements                                                  28

Portfolio Financial Statements                                             65


--------------------------------------------------------------------------------
INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE
   CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS
    INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

                               Chase Vista Funds
                               Chairman's Letter

                                                                December 1, 1998
Dear Shareholder:
We are pleased to present this annual report for the following Chase Vista U.S. Equity Funds for the one-year period ended October 31, 1998:
  o Growth and Income Fund           o Equity Income Fund
  o Capital Growth Fund              o Small Cap Opportunities Fund
                                     o Focus Fund

Stocks Post Gains in Volatile Environment

Buoyed by generally favorable economic conditions and healthy cash flows into mutual funds, stocks shook off persistent market volatility to register good investment results.

The Asian financial crisis kept stock prices under pressure early in the period. When the crisis subsided late in 1997, equities finished the year on a positive note, ending the best consecutive three-year period in stock market history. Concerned that the market might not maintain its torrid pace, investors pushed equity prices lower in January. But good corporate earnings coupled with benign inflation lifted the market higher over the next three months. In the spring, the Asian crisis surfaced again, but stocks recovered quickly. That wasn't the case when Russia's financial woes hit in early summer, igniting a global liquidity crisis. From mid-July until late August, the market experienced its largest correction in eight years. Stocks began to bounce back in September. But it took two interest rate cuts by the Federal Reserve (first on September 29 and again on October 15) to catapult equities sharply higher at the end of the period. The rate cut on September 29 was the first since December, 1996. The Fed's decision to cut rates on October 15 marked the first time the Fed has moved on rates between regularly scheduled Federal Open Market Committee meetings since April, 1994.

Bonds Move Higher on Fears of Slowing Growth

Bonds posted good investment results as interest rates fell sharply on concerns over a slowing global economy.

Early in the period, concerns over the Asian economic crisis pushed rates lower and lifted bond prices. During the first quarter of 1998, rates stayed in a relatively narrow range, as fears of a global economic slowdown were offset by favorable domestic economic news. The re-emergence of the Asian crisis in the spring helped bond prices, as rates resumed their fall. When Russia's financial problems hit in mid-July, bond prices soared as interest rates plummeted to historic lows amidst concerns over a global liquidity crisis. The Fed's decision to cut interest rates late in the period gave investors confidence that the central bank would be diligent in keeping the country's economy from slowing significantly. In the final two weeks of the fiscal year, interest rates bounced off their lows and bond prices gave back some of their gains, but only after recording solid investment results for the fiscal year.

Sincerely yours,

/s/ Fergus Reid

Fergus Reid
Chairman

                       Chase Vista Growth & Income Fund

                             as of October 31, 1998
                                  (unaudited)

Fund Facts

            Objective      Capital growth plus current income

  Primary investments      Common stocks

 Suggested investment
           time frame      Mid- to Long-Term

     Market benchmark      S&P 500 Index

 Lipper Funds category     Growth & Income Funds Average

                           Class A            Class B          Class C        Class I
                           ----------------   --------------   ------------   -------------

        Inception date     9/23/87            11/4/93          1/2/98         1/25/96

      Newspaper symbol     Gro Inc            Gro Inc          Gro Inc        Gro Inc

            Net assets     $1,499.0 Million   $541.5 Million   $4.7 Million   $24.4 Million


Investment Style/Market Cap

-------------------------
|       |       |       |
|   X   |       |       | Large
|       |       |       |
-------------------------
|       |       |       |
|       |       |       | Med.
|       |       |       |
-------------------------
|       |       |       |
|       |       |       | Small
|       |       |       |
-------------------------
  Value   Blend   Growth

                       Chase Vista Growth & Income Fund
                             as of October 31, 1998
                                  (unaudited)

How the Fund Performed

Chase Vista Growth & Income Fund, which seeks capital appreciation and current income by investing primarily in common stocks, had a total return of 9.09% (Class A shares, without sales charges) for the one-year period ended October 31, 1998.

How the Fund Was Managed

Significant volatility in the equity market hindered the Fund's performance, but management's asset allocation strategy and superior stock selection offset this development and enabled the Fund to post good investment results.

Early in the period, the Fund benefited from its exposure to defensive stocks, as investors grew concerned about slowing global economic activity. As fears of an economic slowdown began to subside early in 1998, the Fund's technology stocks posted solid gains. EMC, a data storage company, contributed positively to results. When the economy strengthened during the first quarter of 1998, the Fund enjoyed good performance from several industrial stocks, such as Ingersoll Rand and John Deere, and consumer stocks, such as retailers Dayton Hudson and Federated Stores.

The Fund made several key decisions prior to the market's summer selloff that helped performance. We reduced our exposure to financial stocks, which came under pressure due to concerns over global liquidity in mid-July and August. We also increased our exposure to defensive stocks, which fared relatively well during this period. Additionally, we used the market pullback to step up our participation in technology stocks, which finished the period with solid gains.

For the fiscal year, the Fund enjoyed good performance from cable and entertainment companies (Time Warner and Comcast), telecommunications companies (MCI Worldcom), and supermarkets (Kroger, American Stores and Safeway).

The Fund's exposure to mid-cap stocks detracted from performance as these stocks, on balance, underperformed large-cap stocks. The Fund's investment in Health South also hindered results. Although we were underweighted in energy stocks, our investment in this sector proved to be a drag on performance due to falling oil prices. Finally, the Fund's exposure to capital goods and basic industry stocks hurt performance, as well.

Where the Fund May Be Headed

Our forecast for the Fund is favorable. First, we have a positive outlook for secondary stocks, which are well represented in the portfolio. Many of these issues have lagged their large-cap counterparts for several years but showed strength late in the period, suggesting a change in leadership may be in the offing. Moreover, given the current economic environment, we believe investors will focus more on the types of stocks in which we invest--high quality, attractively priced companies with above-average earnings prospects compared to the market.

                       Chase Vista Growth & Income Fund
                             as of October 31, 1998
                                  (unaudited)

How Much of the Fund Was Invested

                                  [Pie Chart]

Investments              99.92%
Cash/Other                0.08%

What the Growth & Income Portfolio Invested In
Percentage of Total Portfolio Investments

                                  [Pie Chart]

Basic Materials          4.65%
Capital Goods            5.35%
Consumer Cyclicals      25.02%
Consumer Staples         2.43%
Energy                   7.47%
Financial               13.62%
Health Care              8.21%
REITs                    1.53%
Technology              11.35%
Transportation           1.40%
U.S. Government Agency
     Obligations         6.18%
Utilities               12.79%

Top Ten Equity Holdings of the Portfolio

 1. Philip Morris Companies, Inc. (2.60%) A consumer packaged goods company. The Company's products include "Bull's Eye," "Breakstone's," "Kraft" and "Marlboro" cigarettes, "Cracker Barrel" and "Polly-o" cheeses, "Miller" and "Milwaukee's Best" beer.

 2. EMC Corp. (2.22%) Designs, manufactures, markets, and supports products that store, manage and protect information from all major computing environments, including "UNIX" and "Windows NT."

 3. Kroger Co. (2.01%) Operates supermarkets and convenience stores and processes food. Also operates food processing facilities which supply private label products to the company's supermarkets.

 4. Federal Home Loan Mortgage Corp. (1.88%) The Corporation supplies lenders with the money to make mortgages and packages into marketable securities.

 5. MCI WorldCom, Inc. (1.60%) Provides facilities-based and fully integrated local, long distance, international, and Internet services.

 6. BellSouth Corp. (1.59%) Provides domestic and international wireless telecommunications services, systems and products mainly to the southeastern U.S.

 7. Safeway, Inc. (1.56%) Operates a retail food and drug chain under the "Safeway" and "Dominick's" names. The Company also has a network of distribution, manufacturing, and food processing facilities.

 8. Mobil Corp. (1.50%) Operates in worldwide energy industries and manufactures and markets petrochemicals, packaging films and specialty chemical products.

 9. Texaco, Inc. (1.44%) Produces, transports, refines and markets crude oil, natural gas and petroleum products, including petrochemicals.

10. Duke Energy Corp. (1.41%) An energy and services provider offering physical delivery and management of electricity and natural gas as well as a transporter of crude oil.

Top 10 equity holdings comprised 17.81% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                       Chase Vista Growth & Income Fund
                             as of October 31, 1998
                                  (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.


                                                                               Since
                                                                             Inception
                            1 Year          5 Years          10 Years        (9/23/87)
                         -----------      -----------      ------------      ---------
 Class A Shares
  Without Sales Charge      9.09%           14.67%           20.20%            21.87%
  With Sales Charge*        2.82%           13.32%           19.49%            21.22%

 Class B Shares
  Without CDSC              8.52%           14.08%           19.90%            21.58%
  With CDSC**               3.86%           13.84%           19.90%            21.58%

 Class C Shares
  Without CDSC              6.74%           13.70%           19.70%            21.40%
  With CDSC***              5.82%           13.70%           19.70%            21.40%

 Class I Shares             9.44%           14.91%           20.33%            21.98%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

*   Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and a 0% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

+   The Fund commenced operations on 9/23/87. Class B Shares, Class C Shares and
Class I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Investors should note that the information presented for Class B, Class C and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares and higher than Class I Shares.

                       Chase Vista Growth & Income Fund
                             as of October 31, 1998
                                  (unaudited)

10-Year Performance
This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Growth & Income Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

                         [Line Chart]

          Chase Vista    Lipper Growth
          Growth and       & Income       S&P 500
          Income Fund      Funds Avg.      Index
          -----------      ----------      -----
1988       $ 9425          $10000         $10000
1989        13609           12057          12635
1990        13615.5         10893          11691.3
1991        22139           14481          15597
1992        24870.7         15796          17148
1993        29962.5         18427.8        19707.9
1994        30006           18935          20468
1995        35344           22764          25871
1996        42271.8         27606          32094.8
1997        54464.9         35376          42389.7
1998        59417.4         38797.9        51716.8

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Growth & Income Fund, the Lipper Growth & Income Funds Average and the Standard & Poor's 500 Index from October 31, 1988 to October 31, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Lipper Growth & Income Funds Average represents the average performance of a universe of 718 actively managed growth and income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard and Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

                        Chase Vista Capital Growth Fund
                             as of October 31, 1998
                                  (unaudited)

Fund Facts

               Objective     Capital growth

     Primary investments     Mid-size common stocks

    Suggested investment
              time frame     Long-Term

        Market benchmark     Russell 2000 Index

   Lipper Funds category     Mid-Cap Funds Average

                             Class A          Class B          Class C        Class I
                             ---------------- ---------------- -------------- --------------
          Inception date     9/23/87          11/4/93          1/2/98         1/25/96

        Newspaper symbol     Cap Gro          Cap Gro          Cap Gro        Cap Gro

              Net assets     $728.4 Million   $405.4 Million   $3.5 Million   $52.5 Million

Investment Style/Market Cap

-------------------------
|       |       |       |
|       |       |       | Large
|       |       |       |
-------------------------
|       |       |       |
|   X   |       |       | Med.
|       |       |       |
-------------------------
|       |       |       |
|       |       |       | Small
|       |       |       |
-------------------------
  Value   Blend   Growth

                        Chase Vista Capital Growth Fund
                             as of October 31, 1998
                                  (unaudited)

How the Fund Performed

Chase Vista Capital Growth Fund, which seeks to provide capital growth through a portfolio of common stocks of mid-sized companies, had a total return of -1.60% (Class A shares, without sales charges) for the one-year period ended October 31, 1998.

How the Fund Was Managed

The Fund's investment results were largely due to the underperformance of secondary stocks compared to large-cap stocks and the general market downturn last summer ignited by the global liquidity crisis. Good stock selection by management helped offset the effects of these developments and enabled the Fund to outperform its peers.

Early in the period, retail stocks posted solid investment results for the Fund, thanks largely to a robust economy and improving consumer confidence. Financial stocks also fared well due to improving earnings and declining interest rates. Zion's Bancorp was one of our better performers in this sector.

Many financial stocks, along with most other stocks, fell sharply late in the period as the global liquidity crisis raised concerns about the future earnings prospects of financial institutions. The crisis also weighed heavily on many retailers, which saw their stock prices fall sharply during the market's late-summer swoon.

We used the market pullback from mid-July through August to increase our investment in fundamentally sound companies selling at attractive valuations. We purchased shares in retailer Ross Stores, a dominant franchise in its industry. We also bought shares in American Management, a leading information technology company that has long-term contracts with local and state governments.

For the fiscal year, the Fund enjoyed good performance from several cable stocks, most notably, Comcast and Liberty Media, both of which doubled in value during the period. Several consumer cyclical stocks, such as Carnival Cruise Lines, also contributed favorably to the Fund's investment results.

Where the Fund May Be Headed

We have a favorable outlook for mid-cap stocks as well as the Fund for the months ahead. Since secondary stocks have been largely overlooked by investors in recent years, many well-managed companies within our market capitalization band (between $700 million and $4 billion) currently offer some of the most attractive valuations we have seen in years. More important, investors have been showing increased interest in the stocks of these companies. Given this backdrop, we intend to use any further weakness in the market as an opportunity to increase our investment in stocks that we already own and establish new positions in companies that meet our strict criteria for investment.

                        Chase Vista Capital Growth Fund
                             as of October 31, 1998
                                  (unaudited)

How Much of the Fund Was Invested

                                  [Pie Chart]

Investments         99.92%
Cash/Other           0.08%

What the Capital Growth Portfolio Invested In
Percentage of Total Portfolio Investments

                                  [Pie Chart]

Basic Materials          2.68%
Capital Goods            7.04%
Consumer Cyclicals      27.29%
Consumer Staples         1.07%
Energy                   1.45%
Financial               17.70%
Health Care             14.05%
REITs                    2.83%
Technology              15.73%
U.S. Government Agency
     Obligations         3.17%
Utilities                5.95%
Other                    1.04%

Top Ten Equity Holdings of the Portfolio

 1. Tele-Communications, Inc. Liberty Media Group, Class A (3.18%) Provides electronic retailing, direct marketing, advertising sales relating to programming services, infommercials and transaction processing.

 2. Comcast Corp., Special Class A (2.88%) Develops, manages and operates wired telecommunications. It's businesses include cable television, telephone services and wireless telecommunications.

 3. American Management Systems, Inc. (2.58%) Provides a range of consulting services including business re-engineering, change management, systems integration, and systems development and implementation.

 4. Tenet Healthcare Corp. (2.31%) Owns and operates acute-care hospitals and provides related healthcare services through the country.

 5. Zions Bancorporation (1.89%) Provides banking, trust, investment, and payment systems products and services to consumers, businesses and institutions.

 6. Trigon Healthcare, Inc. (1.88%) A managed healthcare company serving members through statewide and regional provider networks. It provides a comprehensive spectrum of managed care products with a range of utilization and cost containment controls.

 7. Office Depot, Inc. (1.88%) Operates a chain of office product warehouse stores, sells branded merchandise and provides value-added business services primarily to small and medium-sized businesses and the home office market.

 8. Biogen, Inc. (1.74%) Develops, manufactures and markets drugs for human health care. It develops and tests products used for the treatment of multiple sclerosis, kidney disease and other diseases.

 9. At Home Corp., Ser. A (1.66%) Provides Internet services over the cable television infrastructure to consumers and businesses and allows residential subscribers to connect their personal computers via cable modems to a high-speed network.

10. EMC Corp. (1.61%) Designs, manufactures, markets, and supports products that store, manage and protect information from all major computing environments, including "UNIX" and "Windows NT."

Top 10 equity holdings comprised 21.61% the Portfolio's market value of the investments. Portfolio holdings are subject to change at any time.

                        Chase Vista Capital Growth Fund
                             as of October 31, 1998
                                  (unaudited)

Average Annual Total Returns+
This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                                     Since
                                                                                 Inception
                                1 Year           5 Years          10 Years       (9/23/87)
                             ------------     ------------     -------------     --------
 Class A Shares
  Without Sales Charge           -1.60%          12.05%           19.28%            18.79%
  With Sales Charge*             -7.26%          10.73%           18.58%            18.16%

 Class B Shares
  Without CDSC                   -2.08%          11.51%           18.99%            18.53%
  With CDSC**                    -6.46%          11.25%           18.99%            18.53%

 Class C Shares
  Without CDSC                   -2.93%          11.31%           18.89%            18.44%
  With CDSC***                   -3.80%          11.31%           18.89%            18.44%

 Class I Shares                  -1.20%          12.30%           19.41%            18.91%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

*   Sales charge for Class A Shares is 5.75%.

** Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and a 0% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

+   The Fund commenced operations on 9/23/87. Class B Shares, Class C Shares and
Class I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Investors should note that the information presented for Class B, Class C and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares and higher than Class I Shares.

                        Chase Vista Capital Growth Fund
                             as of October 31, 1998
                                  (unaudited)

10-Year Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Capital Growth Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

                         [Line Chart]

          Chase Vista      Lipper       Russell
            Capital       Mid-Cap        2000
          Growth Fund    Funds Avg.      Index
          -----------    ----------      -----

1988        $ 9425         $10000      $10000
1989         14337.6        12699       11561
1990         11740.6        10869.7      8406
1991         21128.9        17299.9     13333.9
1992         24121          18674.8     14601
1993         31131.7        23154       19329
1994         31947.3        23714.5     19262.5
1995         37475.2        30308.1     23756.3
1996         44199.6        34463.2     26596.3
1997         55898          42553.3     34399.8
1998         55002.5        41146.5     30322.2

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Capital Growth Fund, the Lipper Mid-Cap Funds Average and the Russell 2000 Index from October 31, 1988 to October 31, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Lipper Mid-Cap Funds Average represents the average performance of a universe of 298 actively managed mid-cap funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

                        Chase Vista Equity Income Fund
                             as of October 31, 1998
                                  (unaudited)

Fund Facts

                       Objective     Current income plus capital growth

             Primary investments     Common stocks

 Suggested investment time frame     Mid- to Long-Term

                Market benchmark     S&P 500 Index

           Lipper Funds category     Equity Income Funds Average

                                     Class A         Class B         Class C
                                     --------------- --------------- -------------

                  Inception date     7/15/93         5/7/96          1/8/98

                Newspaper symbol     Eq Inc          Not listed      Not listed

                      Net assets     $80.0 Million   $25.8 Million   $4.2 Million

Investment Style/Market Cap

-------------------------
|       |       |       |
|   X   |       |       | Large
|       |       |       |
-------------------------
|       |       |       |
|       |       |       | Med.
|       |       |       |
-------------------------
|       |       |       |
|       |       |       | Small
|       |       |       |
-------------------------
  Value   Blend   Growth

                        Chase Vista Equity Income Fund
                             as of October 31, 1998
                                  (unaudited)

How the Fund Performed

Chase Vista Equity Income Fund, which seeks to provide current income plus opportunities for capital growth by investing primarily in income-producing securities, had a total return of 6.90% (Class A shares, without sales charges) for the one-year period ended October 31, 1998.

How the Fund Was Managed

Despite a volatile stock market and a lackluster showing by real estate investment trusts (REITs), the Fund posted a reasonable rate of return, mainly due to key allocation decisions made by management.

Early in the period, the Fund enjoyed good investment results from its exposure to cable stocks, most notably Liberty Media and Telecommunications Inc. Consumer cyclicals also contributed positively to performance, with Chrysler recording solid gains.

Throughout the first nine months of the fiscal year, the Fund benefited from its exposure to financial stocks. These securities rallied thanks in large part to a general decline in long-term interest rates and increased merger and acquisition activity within the sector.

Energy stocks, which were negatively affected by falling oil prices, weighed heavily on the Fund's performance. Our investments in the financial sector during the market's summer selloff also detracted from investment results, though many of these stocks showed signs of recovering as the period came to a close.

Some of the better performing stocks during the fiscal year included American Express, a global financial service firm; Freddie Mac, a quasi-government agency that provides money to the mortgage market; and Philip Morris, a leading food and tobacco producer.

Where the Fund May Be Headed

Looking ahead, the Fund is positioned for a modestly slowing economy, with overweightings in defensive stocks, such as utilities and REITs. These securities have the potential to perform well regardless of the economic climate. As always, we will continue to look for companies that, in our judgment, offer good relative value compared to the market. Over time, this strategy has served shareholders well, as evidenced by our relatively strong performance compared to our peers during the last three- and five-year periods.

                        Chase Vista Equity Income Fund

                             as of October 31, 1998
                                  (unaudited)

How Much of the Fund Was Invested

                                  [Pie Chart]

Investments         99.2%
Cash/Other           0.8%

What the Fund Invested In
Percentage of Total Portfolio Investments

                                   [Pie Chart]

Basic Materials          3.65%
Capital Goods            3.27%
Consumer Cyclicals      17.27%
Energy                   6.81%
Financial               21.08%
Health Care              8.70%
REITs                    8.79%
Technology               6.07%
U.S. Government Agency
     Obligations         5.89%
Utilities               18.47%

Top Ten Equity Holdings

 1. Federal Home Loan Mortgage Corp. (3.89%) The Corporation supplies lenders with the money to make mortgages and packages into marketable securities.

 2. Philip Morris Companies, Inc. (3.69%) A consumer packaged goods company. The Company's products include "Bull's Eye," "Breakstone's," "Kraft" and "Marlboro" cigarettes, "Cracker Barrel" and "Polly-o" cheeses, "Miller" and "Milwaukee's Best" beer.

 3. BankAmerica Corp. (2.87%) Provides retail banking services, asset management, financial products, corporate finance, specialized finance, capital markets and financial services.

 4. General Dynamics Corp. (2.77%) Manufactures defense products. The company designs and builds nuclear submarines for the United States Navy and performs overhaul, repair work and engineering services.

 5. Albertson's, Inc. (2.50%) Operates a retail food and drug chain. It's retail operations are supported by company owned distribution centers. The food-drug stores offer prescription drugs, cosmetics and specialty departments such as bakery, video and floral.

 6. Houston Industries, Inc. (Preferred) (2.48%) A diversified international energy services company which generates, transmits and sells electric energy. The company also operates a natural gas utility and participates in the privatization of overseas independent power projects.

 7. MCI WorldCom, Inc. (2.34%) Provides facilities-based and fully integrated local, long distance, international, and Internet services.

 8. British Petroleum PLC, ADR (UK) (2.31%) Produces, refines, and retails petroleum products and owns and operates gasoline stations. The Company's chemical businesses key products are acetic acid, acrylonitrile and polyethylene.

 9. Exxon Corp. (2.28%) Explores for and produces crude oil and natural gas; manufactures petroleum products; and transports and sells crude oil, natural gas, and petroleum products.

10. Schering-Plough Corp. (2.23%) Discovers, develops, manufactures, and markets pharmaceutical and health care products. The Company currently markets allergy/respiratory products, anti-infective and anti-cancer products, dermatologicals, and other health care products.

Top 10 equity holdings comprised 27.36% of Fund's market value of investments. Fund holdings are subject to change at any time.

                        Chase Vista Equity Income Fund
                             as of October 31, 1998
                                  (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                        Since
                                                                    Inception
                                  1 Year            5 Years         (7/15/93)
                             -------------     --------------     ----------
 Class A Shares
  Without Sales Charge            6.90%             16.62%             16.89%
  With Sales Charge*              0.75%             15.25%             15.59%

 Class B Shares
  Without CDSC                    6.42%             16.28%             16.56%
  With CDSC**                     1.46%             16.06%             16.46%

 Class C Shares
  Without CDSC                    6.46%             16.29%             16.57%
  With CDSC***                    5.47%             16.29%             16.57%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

*   Sales charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period, and a 1% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

+   The Fund commenced operations on 7/15/93. Class B Shares and Class C Shares were introduced on 5/7/96 and 1/2/98, respectively. Investors should note that the information presented for Class B and Class C Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares.

                        Chase Vista Equity Income Fund
                             as of October 31, 1998
                                  (unaudited)

Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Equity Income Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

                         [Line Chart]

                  Chase Vista                    Lipper Equity
                    Equity         S&P 500         Income
                  Income Fund       Index         Funds Avg.
                  -----------     ---------      -------------

July    1993        $ 9425         $10000          $10000
October 1993          9929.46       10512.3         10512.5
        1994          9795.27       10917.9         10644.3
        1995         11555.6        13799.7         12552.5
        1996         14997.8        17119.4         15120.4
        1997         20046.6        22610.8         19206.5
        1998         21429.3        27585.9         21052.6


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Equity Income Fund, the Lipper Equity Income Funds Average and the S&P 500 Index from July 15, 1993 to October 31, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

The Lipper Equity Income Funds Average represents the average performance of a universe of 210 actively managed equity income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest directly in the index.

                   Chase Vista Small Cap Opportunities Fund
                             as of October 31, 1998
                                  (unaudited)

Fund Facts

                       Objective     Capital growth

             Primary investments     Small cap common stocks

 Suggested investment time frame     Long-Term

                Market benchmark     Russell 2000 Index

           Lipper Funds category     Small Company Growth Funds Average

                                     Class A         Class B         Class C
                                     --------------- --------------- -------------

                  Inception date     5/19/97         5/19/97         1/8/98

                Newspaper symbol     SCapOp          SCapOp          SCapOp

                      Net assets     $61.6 Million   $56.8 Million   $5.0 Million

Investment Style/Market Cap

-------------------------
|       |       |       |
|       |       |       | Large
|       |       |       |
-------------------------
|       |       |       |
|       |       |       | Med.
|       |       |       |
-------------------------
|       |       |       |
|       |   X   |       | Small
|       |       |       |
-------------------------
  Value   Blend   Growth

                   Chase Vista Small Cap Opportunities Fund
                             as of October 31, 1998
                                  (unaudited)

How the Fund Performed

Chase Vista Small Cap Opportunities Fund, which seeks to provide capital growth by investing in small cap common stocks, had a cumulative total return of -7.65% (Class A shares, without sales charges) for the one-year period ended October 31, 1998.

How the Fund Was Managed

Early in the period, small stocks were hurt by the impact of the Asian economic crisis. The Fund used the pullback to increase its weighting in undervalued technology stocks. These securities performed well when the market rebounded early in 1998 as fears of Asia's impact on the world economy began to subside.

Midway through the period, the Fund enjoyed good performance from consumer cyclicals. A healthy economy helped fuel their advance. With interest rates under control, financial stocks also posted solid gains. Health care stocks contributed favorably to performance, as well.

The global liquidity crisis ignited by Russia's financial woes weighed heavily on the Fund late in the summer. During this time, we increased our exposure to defensive stocks. These securities typically hold up better than the market during periods of economic uncertainty. This strategy proved effective in helping to protect shareholder capital.

In the final two weeks of the period, the Fund surged in value, thanks to favorable investor reaction to the Federal Reserve Board's decision to cut the federal funds and discount rates on October 15. Investors viewed the double rate cut as the Fed's commitment to keep the domestic economy healthy in the face of global economic uncertainty.

Some of the stocks that contributed positively to performance during the fiscal year included Abacus Direct, ITT Educational Services and Lason (business services); New Era of Networks (technology); Transwitch (semiconductor); 99 Cents Stores (retail) and Hooper Holmes (health care).

Where the Fund May Be Headed

Our outlook for small cap stocks remains positive. We are finding a large number of well-managed, fundamentally sound companies whose long-term growth prospects and valuations are attractive compared to the market. We are further encouraged by the strong move by small cap stocks late in the period. In our judgment, it could be the first sign that small caps are about to take leadership from large-cap stocks, which have outperformed secondary issues for more than four years. Given the uncertainty surrounding the global economy, stock selection will be key in the coming months. We intend to remain highly selective in our investment choices, focusing primarily on companies with strong growth rates and sound management.

                   Chase Vista Small Cap Opportunities Fund
                             as of October 31, 1998
                                  (unaudited)

How Much of the Fund Was Invested

                                  [Pie Chart]

Investments         99.06%
Cash/Other           0.94%

What the Fund Invested In
Percentage of Total Portfolio Investments

                                  [Pie Chart]

Capital Goods            3.08%
Consumer Cyclicals      37.12%
Energy                   1.79%
Financial                8.79%
Health Care             15.48%
Technology              20.73%
Transportation           1.90%
U.S. Government Agency
     Obligations         9.40%
Other                    1.71%

Top Ten Equity Holdings

 1. NCO Group, Inc. (2.11%) Provides accounts receivable management and related services utilizing an extensive teleservices infrastructure.

 2. CSG Systems International, Inc. (2.05%) Provides customer care and billing solutions for cable television and direct broadcast satellite providers and serves on-line services and telecommunications providers.

 3. Advantage Leaning Systems, Inc. (1.87%) Develops and supplies learning information systems consisting of computer software and related training seminars designed to improve student academic performance.

 4. Waters Corp. (1.72%) Manufactures electronics and markets network connectivity, contract manufacturing, agricultural electric fencing, and medical products.

 5. Allied Waste Industries, Inc. (1.66%) A non-hazardous solid waste management company which provides its services through collection companies, landfills and recycling facilities.

 6. American Management Systems, Inc. (1.62%) Provides a range of consulting services including business re-engineering, change management, systems integration, and systems development and implementation.

 7. Maximus, Inc. (1.59%) Provides program management and consulting services to government health and human services agencies.

 8. Lason Holdings, Inc. (1.56%) Provides outsourcing services for records management, document management, and business communications primarily serving customers in the manufacturing, healthcare, financial services and professional services.

 9. Tower Automotive, Inc. (1.45%) Designs and produces body structure components and assemblies used by major equipment manufacturers. Some of the current products include body pillars, chassis and brake components.

10. Mastech Corp. (1.44%) Provides information technology services to organizations such as a broad range of applications solutions and services, including client/server design and development and conversion/migration services.

Top 10 equity holdings comprised 17.07% of Fund's market value of investments. Fund holdings are subject to change at any time.

                   Chase Vista Small Cap Opportunities Fund
                             as of October 31, 1998
                                  (unaudited)

Average Annual Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                             Since
                                                            Inception
                                       1 Year               (5/19/97)
                                    ------------         -------------
 Class A Shares
  Without Sales Charge                 -7.65%                18.47%
  With Sales Charge*                  -12.96%                13.73%

 Class B Shares
  Without CDSC                         -8.25%                17.70%
  With CDSC**                         -12.84%                15.13%

 Class C Shares
  Without CDSC                         -8.33%                17.64%
  With CDSC***                         -9.24%                17.64%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

*   Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and a 4% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% for the period since inception.

+   The Fund commenced operations on 5/19/97. Class A and B Shares were introduced on 5/19/97. Class C Shares were introduced on 1/2/98. Investors should note that the information presented for Class C Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the C Shares.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

                   Chase Vista Small Cap Opportunities Fund
                             as of October 31, 1998
                                  (unaudited)

Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Small Cap Opportunities Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

                                  [Line Chart]

                  Chase Vista                   Lipper Small
                    Small Cap       Russell       Company
                  Opportunities      2000       Growth Funds
                      Fund          Index         Average
                  -------------     -----       ------------

May     1997        $ 9425         $10000        $10000
October 1997         12396.6        11709.1       11455.1
October 1998         11447.8        10093.1       10097.2


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Small Cap Opportunities Fund, the Lipper Small Company Growth Funds Average and the Russell 2000 Index from July 15, 1993 to October 31, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

The Lipper Small Company Growth Funds Average represents the average performance of a universe of 583 actively managed equity income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Russell 2000 Index tracks the shares of 2,000 small capitalization companies. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest directly in the index.

                            Chase Vista Focus Fund
                             as of October 31, 1998
                                  (unaudited)

Fund Facts

            Objective      Capital appreciation

  Primary investments      Common stocks

 Suggested investment
           time frame      Mid- to Long-Term

     Market benchmark      S&P 500 Index

 Lipper Funds category     Capital Appreciation Funds Average

                           Class A         Class B         Class C        Class I
                           --------------- --------------- -------------- --------------

        Inception date     6/30/98         6/30/98         6/30/98        6/30/98

      Newspaper symbol     Focus           Not Listed      Not Listed     Not Listed

            Net assets     $17.7 Million   $17.9 Million   $4.5 Million   $.001 Million


Investment Style/Market Cap


-------------------------
|       |       |       |
|   X   |       |       | Large
|       |       |       |
-------------------------
|       |       |       |
|       |       |       | Med.
|       |       |       |
-------------------------
|       |       |       |
|       |       |       | Small
|       |       |       |
-------------------------
  Value   Blend   Growth

                            Chase Vista Focus Fund
                             as of October 31, 1998
                                  (unaudited)

How the Fund Performed

Chase Vista Focus Fund, which seeks long-term capital growth by investing in a limited number of undervalued stocks, had a cumulative total return of -6.00% (Class A shares, without sales charges) for the period since inception June 30, 1998 through October 31, 1998.

How the Fund Was Managed

Despite good stock selection by management, the Fund's performance was hampered by the fact that it debuted just prior to the stock market's summer selloff.

The Fund's decision to invest in defensive stocks during the market's pullback helped protect shareholder capital. The Fund's best performing stocks during this period included supermarkets, such as Kroger, and utilities stocks, such as Consolidated Edison and Duke Power.

The Fund's exposure to technology stocks detracted from performance, as the market's pullback caused this sector to retreat. When stocks rebounded later in the period, technology stocks posted solid gains. Two stocks in this sector that performed particularly well for the Fund were EMC Corp., a data storage company, and Computer Sciences, a computer services company.

The Fund's exposure to financial stocks also hindered investment results during the market's summer selloff, but these stocks bounced off their lows in mid-October (following the Federal Reserve's decision to cut short-term rates) and showed signs of rebounding as the period came to a close. One stock that performed well in this sector was Firstar Corp.

Where the Fund May Be Headed

Given the stock market's strong investment results since late 1994, we have a favorable outlook for the types of stocks that comprise the Fund: large-cap, value-oriented stocks of well managed companies currently selling at attractive valuations compared to the market.

Specifically, we believe companies in this sector that have good earnings prospects and a catalyst for change (improved productivity, lower costs, new management, etc.) offer the most compelling investment opportunities for investors.

                            Chase Vista Focus Fund
                             as of October 31, 1998
                                  (unaudited)

How Much of the Fund Was Invested

                                  [Pie Chart]

Investments         98.2%
Cash/Other           1.8%

What the Fund Invested In
Percentage of Total Portfolio Investments

                                  [Pie Chart]

Basic Materials          3.69%
Capital Goods            7.37%
Consumer Cyclicals      25.19%
Energy                   3.55%
Financial               21.89%
Health Care              7.25%
Technology              10.60%
Transportation           3.83%
U.S. Government Agency
     Obligations         9.33%
Utilities                7.30%

Top Ten Equity Holdings

 1. Federal Home Loan Mortgage Corp. (3.86%) The Corporation supplies lenders with the money to make mortgages and packages into marketable securities.

 2. AMR Corp. (3.83%) Operates scheduled air transportation, information technology for aviation and travel and tourism, and aviation-related management services.

 3. Firstar Corp. (3.81%) Provides a variety of financial services for companies, national business organizations, governmental entities, and individuals.

 4. Ford Motor Co. (3.77%) Manufactures and sells automobiles, trucks, and related parts and accessories. The Company provides financial services and operates a car rental business.

 5. Ingersoll-Rand Co. (3.76%) Manufactures construction machinery and industrial equipment. The Company's products include air compressors, tools, pumps, bearings and automotive components, locks and door hardware.

 6. Kroger Co. (3.72%) Operates supermarkets and convenience stores and processes food. Also operates food processing facilities which supply private label products to the company's supermarkets.

 7. MCI WorldCom, Inc. (3.71%) Provides facilities-based and fully integrated local, long distance, international, and Internet services.

 8. Sun Microsystems, Inc. (3.69%) Supplies enterprise network computing products. The Company's products include desktop systems, servers, storage subsystems, network switches, software, and a full range of services and support.

 9. Owens-Illinois, Inc. (3.69%) An international diversified manufacturer of packaging products including glass bottles, plastic containers and closures, plastic and glass prescription containers, foam labels and multi-pack plastic carriers.

10. HEALTHSOUTH Corp. (3.68%) Provides outpatient surgery and rehabilitative healthcare services in more than 1,850 patient care locations.

Top 10 equity holdings comprised 37.52% of Fund's market value of investments. Fund holdings are subject to change at any time.

                            Chase Vista Focus Fund
                             as of October 31, 1998
                                  (unaudited)

Cumulative Total Returns+

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                           Since
                                        Inception
                                        (6/30/98)
                                      ---------------
 Class A Shares
  Without Sales Charge                    -6.00%
  With Sales Charge*                     -11.41%

 Class B Shares
  Without CDSC                            -6.20%
  With CDSC**                            -10.89%

 Class C Shares
  Without CDSC                            -6.20%
  With CDSC***                            -7.14%

 Class I Shares                           -6.00%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

*   Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the period since inception.

*** Assumes 1% CDSC for the period since inception.

+   The Fund commenced operations on 6/30/98. Class A, B, C and I Shares were introduced on 6/30/98.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

Chase Vista Equity Income Fund
Portfolio of Investments October 31, 1998


Shares       Issuer                              Value
-----------------------------------------------------------------
Long-Term Investments -- 95.0%
-----------------------------------------------------------------
             Common Stock -- 88.4%
             ---------------------
             Aerospace -- 3.3%
  52,000     General Dynamics Corp.              $  3,077,750
  11,700     Sundstrand Corp.                         549,169
                                                 ------------
                                                    3,626,919
                                                 ------------
             Automotive -- 0.9%
  20,000     Chrysler Corp.                           962,500
                                                 ------------
             Banking -- 8.0%
  55,448     BankAmerica Corp.                      3,184,795
  14,000     BB&T Corp.                               499,625
  18,000     Cullen/Frost Bankers, Inc.               958,500
  15,000     Firstar Corp.                            851,250
  10,000     National City Corp.                      643,125
  40,000     North Fork Bancorporation, Inc.          795,000
  20,000     Southwest Bancorp of Texas*              306,250
  30,517     Zions Bancorporation                   1,619,308
                                                 ------------
                                                    8,857,853
                                                 ------------
             Broadcasting -- 1.5%
  42,750     Tele-Communications, Inc., Liberty
             Media Group, Class A*                  1,627,172
                                                 ------------
             Chemicals -- 2.6%
  64,000     Crompton & Knowles Corp.               1,028,000
  35,000     Engelhard Corp.                          735,000
  30,000     Imperial Chemical Industries, PLC,
             ADR (United Kingdom)                   1,087,500
                                                 ------------
                                                    2,850,500
                                                 ------------
             Computer Software -- 2.9%
  50,000     American Management Systems,
             Inc.*                                  1,534,375
  15,000     Computer Associates International        590,625
  36,000     Oracle Corp.*                          1,064,250
                                                 ------------
                                                    3,189,250
                                                 ------------
             Computers/Computer Hardware -- 2.0%
  35,000     Compaq Computer Corp.*                 1,106,875
   7,500     Gateway 2000 Inc.*                       418,594
  25,000     Seagate Technology, Inc.*                659,375
                                                 ------------
                                                    2,184,844
                                                 ------------

                       See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                  Value
---------------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
             Consumer Products -- 6.0%
  35,000     Avon Products, Inc.                     $  1,389,063
  35,000     Fortune Brands, Inc.                       1,157,188
  80,000     Philip Morris Companies, Inc.              4,090,000
                                                     ------------
                                                        6,636,251
                                                     ------------
             Financial Services -- 6.7%
  15,000     American Express Co.                       1,325,625
  16,931     Associates First Capital Corp.,
             Class A                                    1,193,636
  75,000     Federal Home Loan Mortgage Corp.           4,312,500
  15,000     Household International, Inc.                548,437
                                                     ------------
                                                        7,380,198
                                                     ------------
             Health Care/Health Care Services -- 2.8%
 105,000     HEALTHSOUTH Corp.*                         1,273,125
  16,000     Tenet Healthcare Corp.*                      447,000
  36,000     Trigon Healthcare, Inc. *                  1,350,000
                                                     ------------
                                                        3,070,125
                                                     ------------
             Insurance -- 4.4%
  30,000     Allstate Corp.                             1,291,875
  12,000     Equitable Companies, Inc.                    588,000
  20,000     Exel LTD, Class A (Bermuda)                1,528,750
  20,700     Nationwide Financial Services, Inc.,
             Class A                                      859,050
  37,000     Reliance Group Holdings, Inc.                515,687
                                                     ------------
                                                        4,783,362
                                                     ------------
             Metals/Mining -- 1.1%
  20,000     Reynolds Metals Co.                        1,198,750
                                                     ------------
             Oil & Gas -- 6.9%
  28,998     British Petroleum PLC, ADR
             (United Kingdom)                           2,564,511
  35,500     Exxon Corp.                                2,529,375
  50,000     Royal Dutch Petroleum Co., New
             York Registered Shares
             (Netherlands)                              2,462,500
                                                     ------------
                                                        7,556,386
                                                     ------------

                         See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                Value
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
             Pharmaceuticals -- 6.0%
  20,000     American Home Products Corp.          $    975,000
  35,000     Glaxo Wellcome, PLC (United
             Kingdom)                                 2,178,750
  24,000     Schering-Plough Corp.                    2,469,000
  15,000     SmithKline Beecham PLC, ADR
             (United Kingdom)                           956,250
                                                   ------------
                                                      6,579,000
                                                   ------------
             Photographic Equipment -- 0.4%
   6,000     Eastman Kodak Co.                          465,000
                                                   ------------
             Real Estate Investment Trust -- 8.9%
  50,000     Beacon Capital Partners Inc.*#           1,000,000
 121,900     Brandywine Realty Trust                  2,178,962
  42,000     Equity Residential Properties Trust      1,764,000
  58,284     Healthcare Realty Trust, Inc.            1,366,023
  51,000     Manufactured Home Communities,
             Inc.                                     1,271,812
  81,000     Public Storage, Inc.                     2,161,687
   2,880     Reckcon Services Industries, Inc.*           5,580
                                                   ------------
                                                      9,748,064
                                                   ------------
             Retailing -- 7.8%
  50,000     Albertson's, Inc.                        2,778,125
  23,403     Federated Department Stores*               899,553
  40,000     Kroger Co.*                              2,220,000
  80,000     Office Depot, Inc.*                      2,000,000
  28,000     The Limited, Inc.                          717,500
                                                   ------------
                                                      8,615,178
                                                   ------------
             Telecommunications -- 9.4%
  37,000     AT&T Corp.                               2,303,250
  24,000     Bell Atlantic Corp.                      1,275,000
  18,000     BellSouth Corp.                          1,436,625
  47,000     MCI WorldCom, Inc.*                      2,596,750
  52,000     SBC Communications, Inc.                 2,408,250
   4,000     Telecomunicacoes Brasileiras SA,
             ADR, Preferred Block (Brazil)*             303,750
                                                   ------------
                                                     10,323,625
                                                   ------------

                       See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments October 31, 1998 (continued)


Shares               Issuer                               Value
-------------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------------
                     Utilities -- 6.8%
        30,000       CMS Energy Corp.                     $ 1,321,875
        25,000       Consolidated Edison, Inc.              1,253,125
        30,000       DQE, Inc.                              1,183,125
        13,000       Duke Energy Corp.                        840,937
        40,000       LG&E Energy Corp.                      1,055,000
        25,000       Pinnacle West Capital Corp.            1,095,312
        20,000       Unicom Corp.                             753,750
                                                          -----------
                                                            7,503,124
                                                          -----------
                     Total Common Stock                    97,158,101
                     (Cost $88,256,117)                   -----------

                     Convertible Preferred Stock -- 5.3%
                     -----------------------------------
                     Financial Services -- 2.2%
        43,000       K-Mart Financing Inc., 7.75%,
                     06/15/16 Series                        2,383,813
                                                          -----------
                     Telecommunications -- 0.6%
         3,000       Viacom International (TCI Pacific),
                     5.00%, 07/31/06 Series                   660,000
                                                          -----------
                     Utilities -- 2.5%
        34,000       Houston Industries, Inc., 7.00%,
                     07/01/00 Series                        2,756,125
                                                          -----------
                     Total Convertible Preferred Stock      5,799,938
                     (Cost $5,585,195)                    -----------

     Principal
      Amount
                     Convertible Corporate Notes & Bonds -- 1.3%
                     -------------------------------------------
                     Computers/Computer Hardware -- 0.5%
     $ 350,000       Solectron Corp.,# 6.00%, 03/01/06        606,749
                                                          -----------
                     Environmental Services -- 0.8%
       750,000       Waste Management Inc., 4.00%,
                     02/01/02                                 859,688
                                                          -----------
                     Total Convertible Corporate            1,466,437
                     Notes & Bonds
                     (Cost $1,191,397)
=====================================================================
                     Total Long-Term Investments          104,424,476
                     (Cost $95,032,709)
=====================================================================

                         See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments October 31, 1998 (continued)


   Principal
    Amount      Issuer                            Value
------------------------------------------------------------------
Short-Term Investments -- 5.9%
------------------------------------------------------------------
                U. S. Government Agency Obligations -- 5.9%
                -------------------------------------------
$ 6,536,000     Federal Home Loan Bank, Discount
                Note, 5.40%, 11/02/98             $  6,536,000
                (Cost $6,536,000)
===============================================================
                Total Investments -- 100.9%       $110,960,476
                (Cost $101,568,709)
===============================================================


                       See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1998


Shares       Issuer                               Value
------------------------------------------------------------------
Long-Term Investments -- 90.2%
------------------------------------------------------------------
             Common Stock -- 89.5%
             ---------------------
             Advertising -- 1.6%
   16,250    Lamar Advertising Co.*               $    507,305
   68,825    Outdoor Systems, Inc.*                  1,518,452
                                                  ------------
                                                     2,025,757
                                                  ------------
             Automotive -- 2.4%
   50,000    Dura Automotive Systems, Inc.*          1,193,750
   80,000    Tower Automotive, Inc.*                 1,780,000
                                                  ------------
                                                     2,973,750
                                                  ------------
             Banking -- 2.9%
   10,000    Cullen/Frost Bankers, Inc.                532,500
   50,000    National Commerce Bancorporation          887,500
   40,000    North Fork Bancorporation, Inc.           795,000
   45,000    Southwest Bancorp of Texas*               689,062
   35,000    TeleBanc Financial Corp.*                 638,750
                                                  ------------
                                                     3,542,812
                                                  ------------
             Biotechnology -- 1.0%
   30,000    PathoGenesis Corp.                      1,200,000
                                                  ------------
             Broadcasting -- 1.1%
   34,200    Heftel Broadcasting Corp.*              1,406,475
                                                  ------------
             Business Services -- 17.9%
   27,500    Abacus Direct Corp.*                    1,340,625
   20,000    Affiliated Computer Services, Inc.,
             Class A*                                  740,000
   44,100    CORT Business Services Corp.*             865,463
   25,000    DeVRY, Inc.*                              550,000
   16,000    Diamond Technology Partners Inc.*         206,000
   54,700    Interim Services, Inc.*                 1,162,375
   40,000    ITT Educational Services, Inc.*         1,187,500
   35,000    Lason Holdings, Inc.*                   1,916,250
   75,000    Mastech Corp.*                          1,762,500
   67,500    Maximus, Inc.*                          1,957,500
   40,000    Metzler Group, Inc.*                    1,680,000
   82,150    NCO Group, Inc.*                        2,587,725
   55,908    NOVA Corp. of Georgia*                  1,614,344
   90,000    Personnel Group of America, Inc.*       1,395,000
   53,200    Rental Service Corp.*                   1,183,700

                         See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                               Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
   30,000    SM&A Corp.*                          $    421,875
   54,500    United Rentals, Inc.*                   1,464,686
                                                  ------------
                                                    22,035,543
                                                  ------------
             Computer Software -- 13.8%
   50,000    Advantage Learning Systems, Inc.*       2,300,000
   65,000    American Management Systems, Inc.*      1,994,688
   60,000    AXENT Technologies, Inc.*               1,507,500
   46,250    CSG Systems International, Inc.*        2,520,625
   90,000    Datastream Systems, Inc.*                 905,625
   40,000    FileNet Corp.*                            370,000
   23,750    Hyperion Solutions Corp.*                 712,500
   40,000    Integrated Systems, Inc.*                 450,000
   38,500    Macrovision Corp.*                      1,191,094
   32,700    New Era of Networks, Inc.*              1,610,475
   35,000    Rational Software Corp.*                  783,125
   45,000    Saville Systems PLC (Ireland)*            759,375
   47,500    TSI International Software LTD*         1,490,312
   10,300    Wind River Systems, Inc.*                 451,269
                                                  ------------
                                                    17,046,588
                                                  ------------
             Computers/Computer Hardware -- 1.7%
   35,000    Maxwell Technologies, Inc.*               901,250
   52,000    Micros Systems, Inc.*                   1,147,250
                                                  ------------
                                                     2,048,500
                                                  ------------
             Construction Materials -- 1.3%
   63,600    Wilmar Industries, Inc.*                1,574,100
                                                  ------------
             Consumer Products -- 3.1%
   70,000    Carriage Services, Inc.*                1,636,250
   90,000    Interface, Inc., Class A*               1,108,125
   40,000    Natrol, Inc.*                             460,000
   25,000    Twinlab Corp. *                           554,687
                                                  ------------
                                                     3,759,062
                                                  ------------
             Electronics/Electrical Equipment -- 5.2%
   30,000    PMC-Sierra, Inc.*                       1,346,250
   24,700    Sipex Corp.*                              685,425
   60,000    TranSwitch Corp.*                       1,462,500
   15,000    Uniphase Corp.*                           742,500


                       See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                 Value
--------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------
  28,800     Waters Corp.*                          $  2,116,800
                                                    ------------
                                                       6,353,475
                                                    ------------
             Entertainment/Leisure -- 2.7%
  22,000     Anchor Gaming*                            1,119,250
  56,000     Cinar Films, Inc., Class B*               1,183,000
  50,000     Family Golf Centers, Inc.*                1,053,125
                                                    ------------
                                                       3,355,375
                                                    ------------
             Environmental Services -- 3.7%
  94,500     Allied Waste Industries, Inc.*            2,043,563
  35,000     Casella Waste Systems, Inc.*              1,032,500
  85,600     Newpark Resources, Inc.*                    807,850
  35,000     Waste Connections, Inc.*                    665,000
                                                    ------------
                                                       4,548,913
                                                    ------------

             Financial Services -- 2.6%
  50,000     Conning Corp.                               737,500
  75,000     Federated Investors, Inc., Class B        1,345,313
  38,400     Healthcare Financial Partners, Inc.*      1,176,000
                                                    ------------
                                                       3,258,813
                                                    ------------
             Food/Beverage Products -- 0.9%
  35,000     Suiza Foods Corp.*                        1,141,875
                                                    ------------
             Health Care/Health Care Services -- 12.9%
  40,200     Alternative Living Services, Inc.*        1,050,225
  70,000     American Dental Partners, Inc.*             717,500
  49,000     Ameripath, Inc.*                            637,000
  26,100     Assisted Living Concepts, Inc.*             352,350
  17,500     First Consulting Group Inc.*                287,656
  75,000     Hanger Orthopedic Group, Inc.*            1,481,250
  60,000     Hooper Holmes, Inc.                       1,428,750
  40,800     IMPATH, Inc.*                             1,249,500
  32,800     Parexel International Corp.*                723,650
  30,200     Pediatrix Medical Group, Inc.*            1,408,075
  40,000     Perclose, Inc.*                             955,000
  57,500     Pharmaceutical Product
             Development, Inc.*                        1,552,500
  15,000     Professional Detailing, Inc.*               350,625
  17,000     ResMed, Inc.*                               867,000
   1,800     Sunrise Assisted Living, Inc.                77,512

                         See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                               Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
   29,700    Universal Health Services, Inc.,
             Class B*                             $  1,523,981
   67,000    Ventana Medical Systems*                1,239,500
                                                  ------------
                                                    15,902,074
                                                  ------------
             Insurance -- 3.2%
   10,000    CMAC Investment Corp.                     418,750
   37,000    Horace Mann Educators Corp.             1,059,125
   30,500    Protective Life Corp.                   1,130,406
   25,000    Reinsurance Group of America, Inc.      1,378,125
                                                  ------------
                                                     3,986,406
                                                  ------------
             Machinery & Engineering Equipment -- 0.9%
   40,000    Applied Power, Inc., Class A            1,102,500
                                                  ------------
             Oil & Gas -- 1.8%
   35,000    Friede Goldman International Inc.*        586,250
   35,000    Newfield Exploration Co.*                 850,938
   23,500    Stone Energy Corp.*                       754,937
                                                  ------------
                                                     2,192,125
                                                  ------------
             Pharmaceuticals -- 0.8%
   65,000    King Pharmaceuticals, Inc.*             1,011,563
                                                  ------------
             Retailing -- 5.3%
   34,000    99 Cents Only Stores*                   1,572,500
   20,000    Duane Reade Inc.*                         772,500
   51,000    Linens 'N Things, Inc.*                 1,577,813
   40,000    Pacific Sunwear of California*            865,000
   18,500    Stage Stores, Inc.*                       245,125
   25,000    White Cap Industries, Inc.*               262,500
   51,250    Wild Oats Markets, Inc.*                1,262,031
                                                  ------------
                                                     6,557,469
                                                  ------------
             Shipping/Transportation -- 1.9%
   42,500    Coach USA, Inc.*                        1,139,531
   20,000    C.H. Robinson Worldwide, Inc.             443,750
   27,800    Hub Group, Inc., Class A*                 500,400
   10,000    MotivePower Industries, Inc.              254,375
                                                  ------------
                                                     2,338,056
                                                  ------------


                       See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1998 (continued)


Shares               Issuer                                    Value
------------------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------------------
                     Telecommunications -- 0.8%
   20,600            Aspect Telecommunications Corp.*          $    311,575
   10,000            Dialogic Corp.*                                225,000
   10,000            L-3 Communications Holdings, Inc.*             430,000
                                                               ------------
                                                                    966,575
                                                               ------------
                     Total Common Stock                         110,327,806
                     (Cost $103,039,845)                       ------------

     Principal
      Amount
                     Convertible Corporate Notes & Bonds -- 0.7%
                     -------------------------------------------
                     Health Care/Health Care Services -- 0.7%
$1,200,000           Assisted Living Concepts Inc.,
                     5.63%, 05/01/03                                886,500

                     Total Convertible Corporate
                     Notes & Bonds
                     (Cost $1,200,000)
                     =======================================================
                     Total Long-Term Investments                111,214,306
                     (Cost $104,239,845)
                     =======================================================
Short-Term Investments -- 9.4%
----------------------------------------------------------------------------
                     U. S. Government Agency Obligations -- 9.4%
                     -------------------------------------------
11,533,000           Federal Home Loan Bank, Discount
                     Note, 5.40%, 11/02/98                       11,533,000
                     (Cost $11,533,000)
============================================================================
                     Total Investments -- 99.6%                $122,747,306
                     (Cost $115,772,845)
============================================================================

                       See notes to financial statements.

Chase Vista Focus Fund
Portfolio of Investments October 31, 1998


Shares         Issuer                               Value
-----------------------------------------------------------------
Long-Term Investments -- 91.1%
-----------------------------------------------------------------
               Common Stock -- 91.1%
               ---------------------
               Airlines -- 3.8%
 23,000        AMR Corp.*                         $ 1,541,000
                                                  -----------
               Automotive -- 3.8%
 28,000        Ford Motor Co.                       1,519,000
                                                  -----------
               Banking -- 7.3%
 24,500        BankAmerica Corp.                    1,407,219
 27,000        Firstar Corp.                        1,532,250
                                                  -----------
                                                    2,939,469
                                                  -----------
               Computers/Computer Hardware -- 10.6%
 22,000        EMC Corp.*                           1,416,250
 30,000        Ingram Micro, Inc., Class A*         1,365,000
 25,500        Sun Microsystems, Inc.*              1,485,375
                                                  -----------
                                                    4,266,625
                                                  -----------
               Consumer Products -- 3.6%
 28,000        Philip Morris Companies, Inc.        1,431,500
                                                  -----------
               Entertainment/Leisure -- 3.5%
 23,500        Viacom, Inc. Class B*                1,407,062
                                                  -----------
               Environmental Services -- 3.6%
 32,000        Waste Management, Inc.               1,444,000
                                                  -----------
               Financial Services -- 7.5%
 20,400        Associates First Capital Corp.,
               Class A                              1,438,200
 27,000        Federal Home Loan Mortgage Corp.     1,552,500
                                                  -----------
                                                    2,990,700
                                                  -----------
               Health Care/Health Care Services -- 3.7%
122,000        HEALTHSOUTH Corp.*                   1,479,250
                                                  -----------
               Insurance -- 7.2%
 33,500        Allstate Corp.                       1,442,594
 18,800        Exel LTD, Class A (Bermuda)          1,437,025
                                                  -----------
                                                    2,879,619
                                                  -----------
               Manufacturing -- 3.8%
 30,000        Ingersoll-Rand Co.                   1,515,000
                                                  -----------


                       See notes to financial statements.

Chase Vista Focus Fund
Portfolio of Investments October 31, 1998 (continued)


Shares               Issuer                               Value
-----------------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------------
                     Office/Business Equipment -- 3.6%
    15,000           Xerox Corp.                        $ 1,453,125
                                                        -----------
                     Oil & Gas -- 3.6%
    40,500           Coastal Corp.                        1,427,625
                                                        -----------
                     Packaging -- 3.7%
    48,600           Owens-Illinois, Inc.*                1,485,338
                                                        -----------
                     Pharmaceuticals -- 3.6%
    14,000           Schering-Plough Corp.                1,440,250
                                                        -----------
                     Retailing -- 10.8%
    36,000           Federated Department Stores*         1,383,750
    27,000           Kroger Co.*                          1,498,500
    58,000           Office Depot, Inc.*                  1,450,000
                                                        -----------
                                                          4,332,250
                                                        -----------
                     Telecommunications -- 3.7%
    27,000           MCI WorldCom, Inc.*                  1,491,750
                                                        -----------
                     Utilities -- 3.7%
    22,400           Duke Energy Corp.                    1,449,000
----------           ---------------------------------- -----------
                     Total Long-Term Investments         36,492,563
                     (Cost $36,674,308)
     Principal
      Amount
=======================================================================
Short-Term Investments -- 9.4%
=======================================================================
                     U. S. Government Agency
                     Obligations -- 9.4%
                     -----------------------
$3,754,000           Federal Home Loan Bank, Discount
                     Note, 5.40%, 11/02/98              $ 3,754,000
                     (Cost $3,754,000)
                     ==================================================
                     Total Investments -- 100.5%        $40,246,563
                     (Cost $40,428,308)
                     ==================================================

Index:

* -- Non-income producing security.

# -- Security may only be sold to qualified institutional buyers.

ADR -- American Depository Receipt.

                       See notes to financial statements.

Chase Vista Funds
Statement of Assets and Liabilities October 31, 1998
--------------------------------------------------------------------------------


                                      Growth and         Capital             Equity
                                        Income            Growth             Income
                                         Fund             Fund                Fund
                                   ---------------   ---------------    ---------------
ASSETS:
  Investments, at value (Note 1).  $ 2,072,236,445   $ 1,191,657,954    $   110,960,476
  Cash ..........................               --                --              3,149
  Receivables:
   Investment securities sold ...               --                --            348,879
   Interest and dividends .......               --                --            167,526
   Fund shares sold .............        1,686,999           939,066            390,966
  Other assets ..................           13,414             8,407              1,337
                                   ---------------   ---------------    ---------------
     Total assets ...............    2,073,936,858     1,192,605,427        111,872,333
                                   ---------------   ---------------    ---------------
LIABILITIES:
  Payables:
   Investment securities
    purchased ...................               --                --          1,340,377
   Fund shares redeemed .........        2,191,587         1,631,226            270,928
  Accrued liabilities: (Note 2)
   Investment advisory fees .....               --                --             35,485
   Administration fees ..........          166,006            93,021             13,307
   Shareholder servicing fees ...          415,017           232,552             22,177
   Distribution fees ............          629,166           381,915             34,263
   Custodian ....................               --                --             23,203
   Other ........................          917,870           534,257            108,753
                                   ---------------   ---------------    ---------------
     Total Liabilities ..........        4,319,646         2,872,971          1,848,493
                                   ---------------   ---------------    ---------------
NET ASSETS:
  Paid in capital ...............    1,322,455,820       871,881,726        100,221,562
  Accumulated undistributed net
   investment income (loss) .....          878,808           (20,116)            21,750
  Accumulated undistributed net
   realized gain (loss) on
   investments and futures
   transactions .................      210,981,274       108,817,492            388,761
  Net unrealized appreciation
   (depreciation) of investments
   and futures transactions .....      535,301,310       209,053,354          9,391,767
                                   ---------------   ---------------    ---------------
  Net Assets ....................  $ 2,069,617,212   $ 1,189,732,456    $   110,023,840
                                   ===============   ===============    ===============
  Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized):
   Class A Shares ...............       34,669,300        17,669,342          4,193,902
   Class B Shares ...............       12,616,752        10,039,990          1,365,907
   Class C Shares ...............          111,455            87,650            221,342
   Class I Shares ...............          562,814         1,263,333                 --
  Net Asset Value:
   Class A Shares (and
    redemption price) ...........           $43.24            $41.22             $19.07
   Class B Shares* ..............           $42.92            $40.38             $18.92
   Class C Share* ...............           $42.13            $40.03             $18.91
   Class I Shares (and
    redemption price) ...........           $43.43            $41.53                 --
  Class A Maximum Public
   Offering Price Per Share
   (net asset value/94.25% of
   net asset value per share) ...           $45.88            $43.73             $20.23
                                   ---------------   ---------------    ---------------
  Cost of Investments ...........  $            --   $            --    $   101,568,709
                                   ===============   ===============    ===============

--------------
* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

Chase Vista Funds
Statement of Assets and Liabilities October 31, 1998 (continued)
--------------------------------------------------------------------------------

                                            Small Cap
                                          Opportunities         Focus
                                               Fund             Fund
                                         ---------------   --------------
ASSETS:
  Investments, at value (Note 1) .....   $122,747,306       $40,246,563
  Cash ...............................          5,718             2,095
  Receivables:
   Investment securities sold ........        198,743                --
   Interest and dividends ............         45,162            20,897
   Fund shares sold ..................        874,331           734,730
  Other assets .......................         68,397             1,461
                                         -------------      -----------
     Total assets ....................    123,939,657        41,005,746
                                         -------------      -----------
LIABILITIES:
  Payables:
   Investment securities
    purchased ........................        216,909           568,784
   Fund shares redeemed ..............        157,841           307,222
  Accrued liabilities: (Note 2)
   Investment advisory fees ..........         56,429                --
   Administration fees ...............         14,107                --
   Shareholder servicing fees ........         12,235             1,583
   Distribution fees .................         47,041            15,430
   Custodian .........................         22,372            17,477
   Other .............................        104,969            35,025
                                         -------------      -----------
     Total Liabilities ...............        631,903           945,521
                                         -------------      -----------
NET ASSETS:

  Paid in capital ....................    126,475,748        41,079,009
  Accumulated undistributed net
   investment income (loss) ..........         (1,277)           16,304
  Accumulated undistributed net
   realized gain (loss) on
   investments and futures
   transactions ......................    (10,141,178)         (853,343)
  Net unrealized appreciation
   (depreciation) of investments
   and futures transactions ..........      6,974,461          (181,745)
                                         -------------      -----------
  Net Assets .........................   $123,307,754       $40,060,225
                                         =============      ===========
  Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized):
   Class A Shares ....................      4,814,918         1,884,453
   Class B Shares ....................      4,481,690         1,905,218
   Class C Shares ....................        391,960           478,166
   Class I Shares ....................             --               120
  Net Asset Value:
   Class A Shares (and
    redemption price) ................         $12.79             $9.40
   Class B Shares* ...................         $12.67             $9.38
   Class C Share* ....................         $12.66             $9.38
   Class I Shares (and
    redemption price) ................             --             $9.40
  Class A Maximum Public
   Offering Price Per Share
   (net asset value/94.25% of
   net asset value per share) ........         $13.57             $9.96
                                         -------------      -----------
  Cost of Investments ................   $115,772,845       $40,428,308
                                         =============      ===========

--------------
* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

Chase Vista Funds
Statement of Operations For the year ended October 31, 1998
--------------------------------------------------------------------------------


                                              Growth and           Capital            Equity
                                                Income              Growth            Income
                                                 Fund                Fund              Fund
                                           ----------------   -----------------   -------------
INVESTMENT INCOME:
  Dividend .............................             --                 --         $1,955,786
  Interest .............................             --                 --            569,797
  Investment income from Portfolio .....   $ 38,021,653       $ 14,137,085                 --
  Foreign taxes withheld ...............       (182,657)           (24,095)           (24,030)
  Expenses from Portfolio ..............    (10,466,133)        (6,551,363)                --
                                           ------------       ------------         ----------
    Total investment income ............     27,372,863          7,561,627          2,501,553
                                           ------------       ------------         ----------
EXPENSES: (Note 2)
  Investment advisory fees .............             --                 --            376,013
  Administration fees ..................      2,225,097          1,362,857            141,004
  Shareholder servicing fees: ..........      5,562,742          3,407,141            235,009
  Distribution fees ....................      7,993,062          5,472,183            357,993
  Custody fees .........................             --                 --             97,564
  Printing and postage .................        207,947            122,604              9,000
  Professional fees ....................         37,182             43,859             22,475
  Registration costs ...................         53,014             75,616             32,749
  Transfer agent fees ..................      3,483,024          2,187,450            220,051
  Trustees fees and expenses ...........         44,502             27,257              4,700
  Other ................................        121,327            140,765              1,862
                                           ------------       ------------         ----------
    Total expenses .....................     19,727,897         12,839,732          1,498,420
                                           ------------       ------------         ----------
Less amounts waived ....................             --                 --                 --
                                           ------------       ------------         ----------
Net Expenses ...........................     19,727,897         12,839,732          1,498,420
                                           ------------       ------------         ----------
  Net investment income (loss) .........      7,644,966         (5,278,105)         1,003,133
                                           ------------       ------------         ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments ..........................    232,518,507        108,711,383            306,465
  Futures transactions .................         59,535                 --             43,751
Change in net unrealized appreciation/
 depreciation on investments and
  futures transactions .................    (39,637,214)      (115,006,360)         2,019,283
                                           ------------       ------------         ----------
Net realized and unrealized gain (loss)
 on investments ........................    192,940,828         (6,294,977)         2,369,499
                                           ------------       ------------         ----------
Net increase (decrease) in net assets
 from operations .......................   $200,585,794       $(11,573,082)        $3,372,632
                                           ============       ============         ==========

                       See notes to financial statements.

Chase Vista Funds
Statement of Operations For the year ended October 31, 1998 (continued)
--------------------------------------------------------------------------------


                                                Small Cap
                                              Opportunities          Focus
                                                   Fund              Fund**
                                            -----------------   ---------------
INVESTMENT INCOME:
  Dividend ..............................   $    125,343        $    88,494
  Interest ..............................        541,746             69,196
  Investment income from Portfolio ......             --                 --
  Foreign taxes withheld ................         (2,224)                --
  Expenses from Portfolio ...............             --                 --
                                            ------------        -----------
    Total investment income .............        664,865            157,690
                                            ------------        -----------
EXPENSES: (Note 2)
  Investment advisory fees ..............        725,783             36,757
  Administration fees ...................        167,488             13,784
  Shareholder servicing fees: ...........        279,147             22,973
  Distribution fees .....................        551,233             45,073
  Custody fees ..........................         56,963             24,307
  Printing and postage ..................         23,609              6,771
  Professional fees .....................         23,987              8,486
  Registration costs ....................         48,438              5,193
  Transfer agent fees ...................        402,459             41,500
  Trustees fees and expenses ............          5,583                459
  Other .................................         26,292              5,177
                                            ------------        -----------
    Total expenses ......................      2,310,982            210,480
                                            ------------        -----------
Less amounts waived .....................        233,338             69,094
                                            ------------        -----------

Net Expenses ............................      2,077,644            141,386
                                            ------------        -----------
  Net investment income (loss) ..........     (1,412,779)            16,304
                                            ------------        -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments ...........................     (9,470,234)          (853,343)
  Futures transactions ..................             --                 --
Change in net unrealized appreciation/
 depreciation on investments and
  futures transactions ..................     (1,887,959)          (181,745)
                                            ------------        -----------
Net realized and unrealized gain (loss)
 on investments .........................    (11,358,193)        (1,035,088)
                                            ------------        -----------
Net increase (decrease) in net assets
 from operations ........................   $(12,770,972)       $(1,018,784)
                                            ============        ===========

--------------
**Fund commenced operations 06/30/98

                       See notes to financial statements.

                               Chase Vista Funds
          Statement of Change In Net Assets For the periods indicated

                                                                Growth and
                                                                  Income
                                                                   Fund
                                                   -------------------------------------
                                                          Year Ended October 31,
                                                   -------------------------------------
                                                          1998               1997
                                                   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ....................   $    7,644,966     $   18,557,123
 Net realized gain (loss) on investments and
  futures transactions ...........................      232,578,042        350,504,540
 Change in net unrealized appreciation/
  depreciation on investments and futures
  transactions ...................................      (39,637,214)       215,670,013
                                                     --------------     --------------
 Increase (decrease) in net assets from
  operations .....................................      200,585,794        584,731,676
                                                     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM: (Note 1):
 Net investment income ...........................       (7,670,211)       (19,159,664)
 Net realized gain on investment transactions          (354,409,093)      (157,923,667)
                                                     --------------     --------------
  Total dividends and distributions ..............     (362,079,304)      (177,083,331)
                                                     --------------     --------------
 Increase (decrease) from capital share
  transactions (Note 5) ..........................     (277,063,035)       111,162,161
                                                     --------------     --------------
  Total increase (decrease) in net assets ........     (438,556,545)       518,810,506
NET ASSETS:
 Beginning of period .............................    2,508,173,757      1,989,363,251
                                                     --------------     --------------
 End of period ...................................   $2,069,617,212     $2,508,173,757
                                                     ==============     ==============

                               Chase Vista Funds
          Statement of Change In Net Assets For the periods indicated
                       See notes to financial statements.
                                                                  Capital                            Equity
                                                                  Growth                             Income
                                                                   Fund                               Fund
                                                   ------------------------------------- -------------------------------
                                                                          Year Ended October 31,
                                                   ---------------------------------------------------------------------
                                                          1998               1997              1998            1997
                                                   ------------------ ------------------ --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ....................   $   (5,278,105)    $   (2,431,588)   $  1,003,133    $    553,508
 Net realized gain (loss) on investments and
  futures transactions ...........................      108,711,383        141,820,003         350,216       4,305,713
 Change in net unrealized appreciation/
  depreciation on investments and futures
  transactions ...................................     (115,006,360)       146,710,037       2,019,283       4,681,346
                                                     --------------     --------------    ------------    ------------
 Increase (decrease) in net assets from
  operations .....................................      (11,573,082)       286,098,452       3,372,632       9,540,567
                                                     --------------     --------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM: (Note 1):
 Net investment income ...........................               --                 --      (1,151,889)       (408,650)
 Net realized gain on investment transactions          (138,760,179)      (132,881,092)     (4,294,947)     (1,849,469)
                                                     --------------     --------------    ------------    ------------
  Total dividends and distributions ..............     (138,760,179)      (132,881,092)     (5,446,836)     (2,258,119)
                                                     --------------     --------------    ------------    ------------
 Increase (decrease) from capital share
  transactions (Note 5) ..........................       26,816,795         26,775,600      49,926,428      36,836,769
                                                     --------------     --------------    ------------    ------------
  Total increase (decrease) in net assets ........     (123,516,466)       179,992,960      47,852,224      44,119,217
NET ASSETS:
 Beginning of period .............................    1,313,248,922      1,133,255,962      62,171,616      18,052,399
                                                     --------------     --------------    ------------    ------------
 End of period ...................................   $1,189,732,456     $1,313,248,922    $110,023,840    $ 62,171,616
                                                     ==============     ==============    ============    ============

                       See notes to financial statements.

                               Chase Vista Funds
    Statement of Change In Net Assets For the periods indicated (continued)
                                                                                              Small Cap
                                                                                            Opportunities              Focus
                                                                                                Fund                    Fund
                                                                                   ------------------------------ ---------------
                                                                                      Year ended       5/19/97*      06/30/98*
                                                                                      October 31,       Through       Through
                                                                                         1998          10/31/97       10/31/98
                                                                                   ---------------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ....................................................  $  (1,412,779)   $  (282,454)  $     16,304
 Net realized gain (loss) on investments and futures transactions ................     (9,470,234)      (670,944)      (853,343)
 Change in net unrealized appreciation/depreciation on investments and futures
  transactions                                                                         (1,887,959)     8,862,420       (181,745)
                                                                                    -------------    -----------   ------------
 Increase (decrease) in net assets from operations ...............................    (12,770,972)     7,909,022     (1,018,784)
                                                                                    -------------    -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1):
 Net investment income ...........................................................             --             --             --
 Net realized gain on investment transactions ....................................             --             --             --
                                                                                    -------------    -----------   ------------
  Total dividends and distributions ..............................................             --             --             --
                                                                                    -------------    -----------   ------------
 Increase (decrease) from capital share transactions (Note 5) ....................     55,301,473     72,868,231     41,079,009
                                                                                    -------------    -----------   ------------
  Total increase (decrease) in net assets ........................................     42,530,501     80,777,253     40,060,225
NET ASSETS:
 Beginning of period .............................................................     80,777,253             --             --
                                                                                    -------------    -----------   ------------
 End of period ...................................................................  $ 123,307,754    $80,777,253   $ 40,060,225
                                                                                    =============    ===========   ============

-------
* Commencement of operations of the Fund.

                       See notes to financial statements.

Chase Vista Funds
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Effective March 16, 1998, the Vista Family of Mutual Funds changed its name to Chase Vista Funds. Growth and Income Fund ("CVGIF"), Capital Growth Fund ("CVCGF"), Equity Income Fund ("CVEIF"), Small Cap Opportunities Fund ("CVSCOF") and Focus Fund ("CVFF") collectively, the "Funds", are separate series of the Trust. The Funds offer various classes of shares as follows:

Fund     Classes Offered
-------- -----------------------------------------
CVGIF    Class A, Class B, Class C, Institutional
CVCGF    Class A, Class B, Class C, Institutional
CVEIF    Class A, Class B, Class C
CVSCOF   Class A, Class B, Class C
CVFF     Class A, Class B, Class C, Institutional

Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class ("Class I").

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. CVGIF and CVCGF

   Effective November 29, 1993, CVGIF and CVCGF adopted the Master Feeder Fund structure through the contribution of their investment assets to their respective portfolios in exchange for beneficial interests in such portfolios of an equal value. Prior thereto each Fund owned individual investment securities. CVGIF and CVCGF seek to achieve their investment objective by investing all of their investable assets in the Growth and Income Portfolio and the Capital Growth Portfolio respectively (the "Portfolios") which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of October 31, 1998, CVGIF and CVCGF owned 75.30% and 99.99% of the net assets of the Growth and Income Portfolio, and of the Capital Growth Portfolio, respectively. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

       1. Valuation of investments -- CVGIF and CVCGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

       2. Investment income and expenses -- CVGIF and CVCGF record daily their pro-rata share of the respective Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

   B. CVEIF, CVSCOF and CVFF

       1. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

       price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

       2. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

       3. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.

       Use of short futures contracts subjects the Fund to unlimited risk of loss. Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the nominal value of the futures contracts.

       The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. As of October 31, 1998 the Funds had no outstanding futures contracts.

       4. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    C. General Policies

       1. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds which commenced operations prior to June 30, 1998 have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

       2. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

       3. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

       The reclassifications for the Funds are as follows: CVGIF paid in capital was increased by $17,485,899, accumulated undistributed net realized gain was decreased by $17,569,513 and accumulated undistributed net investment income was increased by $83,614; due to the allocations of realized gains for tax purposes, the liquidation of a third party feeder fund from the Portfolio and the use of equalization credits.

       CVEIF paid in capital was decreased by $25,190, accumulated undistributed net realized gain was increased by $42,554 and accumulated undistributed net investment income was decreased by $17,364; due primarily to the character for tax purposes of certain short-term gains or losses.

       The reclassifications for CVCGF and CVSCOF relate primarily to the character for tax purposes of current year net operating losses. CVCGF paid in capital was decreased by $5,434,796, accumulated undistributed net realized gain was increased by $155,286 and accumulated undistributed net investment income was increased by $5,279,510; CVSCOF paid in capital was decreased by $1,411,502 and accumulated undistributed net investment income was increased by $1,411,502.

       Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

       4. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Advisor") acts as the Investment Advisor to the CVSCOF, CVEIF and CVFF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.65% for CVSCOF

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

   and 0.40% for CVEIF and CVFF of the average daily net assets. The Advisor, voluntarily waived $96,116 and $36,757 of its fees for CVSCOF and CVFF for the year ended October 31, 1998.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of CVEIF and CVFF and 0.30% of CVSCOF's average daily net assets.

   B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the Funds. For the year ended October 31, 1998, Chase's Shareholder Servicing charges amounted to: (before waivers) CVGIF: $5,425,504, CVCGF: $3,182,404, CVEIF: $234,407,
   CVSCOF: $278,480 and CVFF: $22,973.

   The Shareholder Servicing Agents have voluntarily waived $137,222 and $18,553 of CVSCOF and CVFF of their fees for the year ended October 31, 1998.

   C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub- Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C for the Funds in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund. The Class B and Class C Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B and Class C Shares for distribution services.

   The Distributor voluntarily waived $4,595 of its sub-administration fees for CVFF for the year ended October 31, 1998.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from CVSCOF, CVEIF and CVFF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from CVGIF and CVCGF, a fee computed at the annual rate equal to 0.05% of the respective Fund's average daily net assets.

   The Administrator voluntarily waived $9,189 of its fees for CVFF for the year ended October 31, 1998.

   E. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for CVSCOF, CVEIF and CVFF. Compensation for such services is presented in the Statement of Operations as custodian fees.

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investment Transactions -- For the year ended October 31, 1998, purchases and sales of investments (excluding short-term investments) were as follows:

                                                   CVEIF             CVSCOF            CVFF
                                              ---------------   ---------------   --------------
Purchases (excluding U.S.
  Government) .............................   $178,120,311      $115,832,300      $46,481,625
Sales (excluding U.S. Government) .........    126,416,963        68,973,595        8,953,973
Purchases of U.S. Government ..............      7,425,350                --               --
Sales of U.S. Government ..................     11,558,299                --               --

4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1998 are as follows:

                                              CVIEF             CVSCOF            CVFF
                                          ------------      ------------      -----------
Aggregate cost ........................   $101,568,709      $115,772,845      $40,428,308
                                          ------------      ------------      -----------
Gross unrealized appreciation .........     12,619,686        18,097,203        2,681,458
Gross unrealized depreciation .........     (3,227,919)      (11,122,742)      (2,863,203)
                                          ------------      ------------      -----------
Net unrealized appreciation ...........   $  9,391,767      $  6,974,461      $  (181,745)
                                          ============      ============      ===========

At October 31, 1998, the CVFF had a net capital loss carryover of approximately $786,800, which will be available to offset capital gains arising through October 31, 2006. CVSCOF had a net capital loss carryover of approximately $10,126,000, which will be available to offset capital gains arising through October 31, 2005, and 2006. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:

                                                    Growth and Income Fund
                            ------------------------------------------------------------------------
                                        Year Ended                             Year Ended
                                     October 31, 1998                       October 31, 1997
                            -----------------------------------   ----------------------------------
                                  Amount             Shares             Amount             Shares
                            -----------------   ---------------   -----------------   --------------
         Class A
Shares sold .............   $285,308,813         6,457,465        $ 227,685,739         5,475,599
Shares issued in
  reinvestment of
  distributions .........    202,505,568         4,944,521          129,043,670         3,389,044
Shares redeemed .........   (401,172,494)       (9,121,198)        (685,048,191)      (17,046,486)
                            ------------        ----------        -------------       -----------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $ 86,641,887         2,280,788        $(328,318,782)       (8,181,843)
                            ============        ==========        =============       ===========

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                                    Growth and Income Fund
                            -----------------------------------------------------------------------
                                        Year Ended                           Year Ended
                                     October 31, 1998                     October 31, 1997
                            ----------------------------------   ----------------------------------
                                 Amount             Shares            Amount             Shares
                            ----------------   ---------------   ----------------   ---------------
         Class B
Shares sold .............   $95,695,849         2,162,608        $72,705,744         1,733,138
Shares issued in
  reinvestment of
  distributions .........    66,372,232         1,635,901         30,201,645           801,403
Shares redeemed .........   (79,536,437)       (1,823,550)       (58,550,825)       (1,388,230)
                            -----------        ----------        -----------        ----------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $82,531,644         1,974,959        $44,356,564         1,146,311
                            ===========        ==========        ===========        ==========


                              Growth and Income Fund
                             -------------------------
                                     01/02/98*
                                      Through
                                     10/31/98
                             -------------------------
                                 Amount       Shares
                             ------------- -----------
         Class C

Shares sold ..............    $5,046,215     114,801
Shares issued in
  reinvestment of
  distributions ..........         7,435         164
Shares redeemed ..........      (139,453)     (3,510)
                              ----------     -------
Net increase (decrease)
  in Trust shares
  outstanding ............    $4,914,197     111,455
                              ==========     =======


                                                    Growth and Income Fund
                            ----------------------------------------------------------------------
                                         Year Ended                          Year Ended
                                      October 31, 1998                    October 31, 1997
                            ------------------------------------   -------------------------------
                                  Amount             Shares             Amount           Share
                            -----------------   ----------------   ---------------   -------------
  Institutional Shares
Shares sold .............   $  20,273,050           465,082        $422,932,946       11,192,183
Shares issued in
  reinvestment of
  distributions .........      74,109,505         1,808,372           5,964,007          145,389
Shares redeemed .........    (545,533,318)      (12,979,757)        (33,772,574)        (781,013)
                            -------------       -----------        ------------       ----------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $(451,150,763)      (10,706,303)       $395,124,379       10,556,559
                            =============       ===========        ============       ==========

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                                        Capital Growth Fund
                            ---------------------------------------------------------------------------
                                         Year Ended                             Year Ended
                                      October 31, 1998                       October 31, 1997
                            ------------------------------------   ------------------------------------
                                  Amount             Shares              Amount             Shares
                            -----------------   ----------------   -----------------   ----------------
         Class A
Shares sold .............   $428,040,292          9,587,195        $791,649,767         18,969,340
Shares issued in
  reinvestment of
  distributions .........     82,453,247          1,955,722          82,591,535          2,084,634
Shares redeemed .........   (531,266,763)       (11,824,690)       (902,994,337)       (21,565,852)
                            ------------        -----------        ------------        -----------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $(20,773,224)          (281,773)       $(28,753,035)          (511,878)
                            ============        ===========        ============        ===========


                                                       Capital Growth Fund
                             ------------------------------------------------------------------------
                                         Year Ended                            Year Ended
                                      October 31, 1998                      October 31, 1997
                             -----------------------------------   ----------------------------------
                                   Amount             Shares            Amount             Shares
                             -----------------   ---------------   ----------------   ---------------
         Class B
Shares sold ..............   $118,687,822         2,693,406        $73,425,620         1,775,731
Shares issued in
  reinvestment of
  distributions ..........     42,829,118         1,032,525         38,681,174           987,096
Shares redeemed ..........   (125,353,835)       (2,830,646)       (71,081,380)       (1,717,714)
                             ------------        ----------        -----------        ----------
Net increase (decrease)
  in Trust shares
  outstanding ............   $ 36,163,105           895,285        $41,025,414         1,045,113
                             ============        ==========        ===========        ==========


                                Capital Growth Fund
                            ---------------------------
                                     01/02/98*
                                      Through
                                     10/31/98
                            ---------------------------
                                Amount         Shares
                            -------------   -----------
         Class C
Shares sold .............    $3,988,983        90,514
Shares issued in
  reinvestment of
  distributions .........            --            --
Shares redeemed .........      (114,784)       (2,864)
                             ----------        ------
Net increase (decrease)
  in Trust shares
  outstanding ...........    $3,874,199        87,650
                             ==========        ======

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                                     Capital Growth Fund
                            ---------------------------------------------------------------------
                                        Year Ended                          Year Ended
                                     October 31, 1998                    October 31, 1997
                            ----------------------------------   --------------------------------
                                 Amount             Shares            Amount            Shares
                            ----------------   ---------------   ----------------   -------------
  Institutional Shares
Shares sold .............   $59,703,484         1,301,393        $25,872,504            619,791
Shares issued in
  reinvestment of
  distributions .........     5,934,976           140,174          4,367,828            110,013
Shares redeemed .........   (58,085,745)       (1,292,198)       (15,737,111)          (373,095)
                            -----------        ----------        -----------           --------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $ 7,552,715           149,369        $14,503,221            356,709
                            ===========        ==========        ===========           ========


                                                     Equity Income Fund
                             -------------------------------------------------------------------
                                         Year Ended                         Year Ended
                                      October 31, 1998                   October 31, 1997
                             ----------------------------------   ------------------------------
                                  Amount             Shares           Amount           Shares
                             ----------------   ---------------   --------------   -------------
         Class A
Shares sold ..............   $55,317,237         2,824,584        $26,803,768       1,501,526
Shares issued in
  reinvestment of
  distributions ..........     3,171,113           167,878          1,906,482         122,039
Shares redeemed ..........   (24,342,986)       (1,262,493)        (4,432,663)       (255,045)
                             -----------        ----------        -----------       ---------
Net increase (decrease)
  in Trust shares
  outstanding ............   $34,145,364         1,729,969        $24,277,587       1,368,520
                             ===========        ==========        ===========       =========


                                                  Equity Income Fund
                            --------------------------------------------------------------
                                      Year Ended                      Year Ended
                                   October 31, 1998                October 31, 1997
                            ------------------------------   -----------------------------
                                Amount           Shares          Amount          Shares
                            --------------   -------------   --------------   ------------
         Class B
Shares sold .............   $18,630,461          965,383      $13,283,431        780,048
Shares issued in
  reinvestment of
  distributions .........     1,152,843           61,685          129,708          8,101
Shares redeemed .........    (8,405,946)        (436,577)        (853,957)       (47,203)
                            -----------         --------      -----------        -------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $11,377,358          590,491      $12,559,182        740,946
                            ===========         ========      ===========        =======

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                 Equity Income Fund
                            ----------------------------
                                     01/08/98*
                                      Through
                                      10/31/98
                            ----------------------------
                                Amount         Shares
                            -------------   ------------
         Class C
Shares sold .............    $4,608,594        232,830
Shares issued in
  reinvestment of
  distributions .........        15,032            799
Shares redeemed .........      (219,920)       (12,287)
                             ----------        -------
Net increase (decrease)
  in Trust shares
  outstanding ...........    $4,403,706        221,342
                             ==========        =======


                                               Small Cap Opportunities Fund
                            -------------------------------------------------------------------
                                        Year Ended                   May 18, 1997** Through
                                     October 31, 1998                   October 31, 1997
                            ----------------------------------   ------------------------------
                                 Amount             Shares           Amount           Shares
                            ----------------   ---------------   --------------   -------------
         Class A
Shares sold .............   $49,376,902         3,565,043        $40,269,785       3,270,589
Shares issued in
  reinvestment of
  distributions .........            --                --                 --              --
Shares redeemed .........   (24,359,649)       (1,828,445)        (2,618,211)       (192,269)
                            -----------        ----------        -----------       ---------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $25,017,253         1,736,598        $37,651,574       3,078,320
                            ===========        ==========        ===========       =========


                                              Small Cap Opportunities Fund
                            ----------------------------------------------------------------
                                       Year Ended                 May 18, 1997** Through
                                    October 31, 1998                 October 31, 1997
                            --------------------------------   -----------------------------
                                 Amount            Shares          Amount          Shares
                            ----------------   -------------   --------------   ------------
         Class B
Shares sold .............   $37,271,345         2,663,983      $36,272,912       2,840,285
Shares issued in
  reinvestment of
  distributions .........            --                --               --              --
Shares redeemed .........   (12,453,754)         (943,874)      (1,056,255)        (78,704)
                            -----------         ---------      -----------       ---------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $24,817,591         1,720,109      $35,216,657       2,761,581
                            ===========         =========      ===========       =========

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                                  Small Cap Opportunities Fund
                                                 -------------------------------
                                                            01/07/98*
                                                             Through
                                                            10/31/98
                                                 -------------------------------
                                                      Amount             Shares
                                                 ---------------   -------------
                 Class C
Shares sold ..................................   $7,007,346            495,355
Shares issued in reinvestment of distributions           --                 --
Shares redeemed ..............................   (1,540,717)          (103,395)
                                                 ----------           --------
Net increase (decrease) in Trust shares
  outstanding ................................   $5,466,629            391,960
                                                 ==========           ========

                                                           Focus Fund
                                                 ------------------------------
                                                           06/30/98*
                                                            Through
                                                            10/31/98
                                                 ------------------------------
                                                     Amount             Shares
                                                 --------------   -------------
                 Class A
Shares sold ..................................   $21,308,260       2,203,893
Shares issued in reinvestment of distributions            --              --
Shares redeemed ..............................    (2,779,239)       (319,440)
                                                 -----------       ---------
Net increase (decrease) in Trust shares
  outstanding ................................   $18,529,021       1,884,453
                                                 ===========       =========

                                                           Focus Fund
                                                 ------------------------------
                                                           06/30/98**
                                                            Through
                                                            10/31/98
                                                 ------------------------------
                                                     Amount             Shares
                                                 --------------   -------------
                 Class B
Shares sold ..................................   $19,122,676       2,043,517
Shares issued in reinvestment of distributions            --              --
Shares redeemed ..............................    (1,199,389)       (138,299)
                                                 -----------       ---------
Net increase (decrease) in Trust shares
  outstanding ................................   $17,923,287       1,905,218
                                                 ===========       =========

                                                         Focus Fund
                                                 ---------------------------
                                                         06/30/98**
                                                           Through
                                                          10/31/98
                                                 ---------------------------
                                                     Amount          Shares
                                                 -------------   -----------
                 Class C
Shares sold ..................................    $4,707,787      487,435
Shares issued in reinvestment of distributions            --           --
Shares redeemed ..............................       (82,286)      (9,269)
                                                  ----------      -------
Net increase (decrease) in Trust shares
  outstanding ................................    $4,625,501      478,166
                                                  ==========      =======

Chase Vista Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                                      Focus Fund
                                                 --------------------
                                                      06/30/98**
                                                       Through
                                                       10/31/98
                                                 --------------------
                                                  Amount      Shares
                                                 --------   ---------
               Institutional Shares
Shares sold ..................................   $1,200        120
Shares issued in reinvestment of distributions       --         --
Shares redeemed ..............................       --         --
                                                 ------        ---
Net increase (decrease) in Trust shares
  outstanding ................................   $1,200        120
                                                 ======        ===

--------------
 *Commencement of offering class of shares.
**Fund commenced operations.

6. Retirement Plan -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1998, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:

                                   Accrued
                      Pension      Pension
                     Expenses     Liability
                    ----------   ----------
CVGIF ...........   $18,011      $70,688
CVCGF ...........    11,250       41,179
CVEIF ...........     1,140        3,160
CVSCOF ..........     1,277        2,901
CVFF ............        --          275

7. Bank Borrowings -- The CVSCOF, CVEIF and CVFF may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Funds also pay a commitment fee of 0.055% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at October 31, 1998, nor at anytime during the year.

                               Chase Vista Funds
                              Financial Highlights
                        throughout each period indicated
                                                                Growth and Income Fund
                                               --------------------------------------------------------
                                                                       Class A
                                               --------------------------------------------------------
                                                                      Year Ended
                                               --------------------------------------------------------
                                                10/31/98    10/31/97   10/31/96   10/31/95    10/31/94
                                               ---------- ----------- ---------- ---------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...       $ 46.21       $ 39.21    $ 34.96    $ 30.26     $ 30.99
                                               -------       -------    -------    -------     -------
Income From Investment Operations:
 Net Investment Income .................         0.187         0.347@     0.599      0.614       0.466
 Net Gains or Losses in Securities
  (both realized and unrealized) .......         3.590        10.180@     5.960      4.710      (0.429)
                                               -------       -------    -------    -------     -------
 Total from Investment Operations ......         3.777        10.527      6.559      5.324       0.037
                                               -------       -------    -------    -------     -------
Less Distributions:
Dividends from Net Investment Income ...         0.187         0.379      0.549      0.621       0.422
Distributions from Capital Gains .......         6.564         3.150      1.762         --       0.345
                                               -------       -------    -------    -------     -------
Total Distributions ....................         6.751         3.529      2.311      0.621       0.767
                                               -------       -------    -------    -------     -------
Net Asset Value, End of Period .........       $ 43.24       $ 46.21    $ 39.21    $ 34.96     $ 30.26
                                               =======       =======    =======    =======     =======
Total Return (1) .......................          9.09%        28.84%     19.60%     17.79%       0.15%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions)       $ 1,499       $ 1,497    $ 1,591    $ 1,521     $ 1,414
Ratios to average net assets #:
 Ratio of Expenses .....................          1.25%         1.27%      1.32%      1.43%       1.40%
 Ratio of Net Investment Income ........          0.44%         0.82%      1.46%      1.93%       1.60%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ...............          1.25%         1.27%      1.32%      1.45%       1.40%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses .............................          0.44%         0.82%      1.46%      1.91%       1.60%

                                Chase Vista Funds
                              Financial Highlights
                        throughout each period indicated

                                                                Growth and Income Fund
                                               ---------------------------------------------------------
                                                                        Class B
                                               ---------------------------------------------------------
                                                                 Year Ended                    11/04/93*
                                               ----------------------------------------------   Through
                                                 10/31/98     10/31/97   10/31/96   10/31/95   10/31/94
                                               ------------ ----------- ---------- ---------- ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...       $  45.96       $  39.02   $  34.81   $  30.12    $  30.39
                                               --------       --------   --------   --------    --------
Income From Investment Operations:
 Net Investment Income .................         (0.020)         0.132@     0.366      0.463       0.336
 Net Gains or Losses in Securities
  (both realized and unrealized) .......          3.540         10.130@     5.984      4.700       0.109
                                               --------       --------   --------   --------    --------
 Total from Investment Operations ......          3.520         10.262      6.350      5.163       0.445
                                               --------       --------   --------   --------    --------
Less Distributions:
Dividends from Net Investment Income ...             --          0.173      0.379      0.470       0.370
Distributions from Capital Gains .......          6.564          3.150      1.762         --       0.345
                                               --------       --------   --------   --------    --------
Total Distributions ....................          6.564          3.323      2.141      0.470       0.715
                                               --------       --------   --------   --------    --------
Net Asset Value, End of Period .........       $  42.92       $  45.96   $  39.02   $  34.81    $  30.12
                                               ========       ========   ========   ========    ========
Total Return (1) .......................           8.52%         28.20%     19.02%     17.21%       1.55%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions)       $    542       $    489   $    370   $    274    $    160
Ratios to average net assets #:
 Ratio of Expenses .....................           1.75%          1.77%      1.81%      1.93%       1.89%
 Ratio of Net Investment Income ........          (0.06%)         0.31%      0.95%      1.38%       1.21%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ...............           1.75%          1.77%      1.81%      1.94%       1.89%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses .............................          (0.06%)         0.31%      0.95%      1.37%       1.21%

-------
 *  Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load. @ Calculated based upon average shares outstanding.

                       See notes to financial statements.
                                ------------------

                               Chase Vista Funds
             Financial Highlights throughout each period indicated
                                                                                             Growth and Income Fund
                                                                                 ----------------------------------------------
                                                                                    Class C         Institutional Shares
                                                                                 ------------ ---------------------------------
                                                                                  01/02/98**        Year Ended       01/25/96**
                                                                                    Through   ---------------------   Through
                                                                                   10/31/98    10/31/98   10/31/97    10/31/96
                                                                                 ------------ ---------- ---------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .....................................         $ 41.64      $ 46.35   $  39.26    $ 34.80
                                                                                   -------      -------   --------    -------
Income From Investment Operations:
 Net Investment Income ...................................................          (0.019)@      0.435@     0.518@     0.467
 Net Gains or Losses in Securities (both realized and unrealized) ........           0.677@       3.497@    10.200@     4.459
                                                                                   -------      -------   --------    -------
 Total from Investment Operations ........................................           0.658        3.932     10.718      4.926
                                                                                   -------      -------   --------    -------
Less Distributions:
Dividends from Net Investment Income .....................................           0.088        0.292      0.483      0.471
Distributions from Capital Gains .........................................           0.080        6.564      3.150         --
                                                                                   -------      -------   --------    -------
Total Distributions ......................................................           0.168        6.856      3.633      0.471
                                                                                   -------      -------   --------    -------
Net Asset Value, End of Period ...........................................         $ 42.13      $ 43.43   $  46.35    $ 39.26
                                                                                   =======      =======   ========    =======
Total Return (1) .........................................................            1.55%        9.44%     29.37%     13.39%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .................................         $     5      $    24   $    522    $    28
Ratios to average net assets #:
 Ratio of Expenses .......................................................            1.72%        0.85%      0.86%      1.24%
 Ratio of Net Investment Income ..........................................           (0.05%)       0.95%      1.21%      1.73%
 Ratio of Expenses Without Waivers and Assumption of Expenses ............            1.72%        0.85%      0.86%      1.24%
 Ratio of Net Investment Income Without Waivers and Assumption of Expenses           (0.05%)       0.95%      1.21%      1.73%

-------
 ** Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load. @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

                               Chase Vista Funds
             Financial Highlights throughout each period indicated
                                                                   Capital Growth Fund
                                               ------------------------------------------------------------
                                                                         Class A
                                               ------------------------------------------------------------
                                                                        Year Ended
                                               ------------------------------------------------------------
                                                 10/31/98      10/31/97    10/31/96   10/31/95    10/31/94
                                               ------------ ------------- ---------- ---------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...         $  46.76      $  41.60    $  35.65   $  32.17    $  32.01
                                                 --------      --------    --------   --------    --------
Income From Investment Operations:
 Net Investment Income .................           (0.120)       (0.022)@     0.147      0.189       0.099@
 Net Gains or Losses in Securities
  (both realized and unrealized) .......           (0.520)       10.130@      7.270      4.160       0.719@
                                                 --------      --------    --------   --------    --------
 Total from Investment Operations ......           (0.640)       10.108       7.417      4.349       0.818
                                                 --------      --------    --------   --------    --------
Less Distributions:
Dividends from Net Investment Income ...               --         0.144       0.117      0.189       0.027
Distributions from Capital Gains .......            4.901         4.800       1.355      0.676       0.631
                                                 --------      --------    --------   --------    --------
Total Distributions ....................            4.901         4.944       1.472      0.865       0.658
                                                 --------      --------    --------   --------    --------
Net Asset Value, End of Period .........         $  41.22      $  46.76    $  41.60   $  35.65    $  32.17
                                                 ========      ========    ========   ========    ========
Total Return (1) .......................            (1.60)%       26.47%      21.48%     13.89%       2.62%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions)         $    728      $    839    $    768   $    748    $    549
Ratios to average net assets #:
 Ratio of Expenses .....................             1.27%         1.31%       1.37%      1.51%       1.49%
 Ratio of Net Investment Income ........            (0.24%)       (0.05%)      0.39%      0.54%       0.33%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ...............             1.27%         1.31%       1.37%      1.53%       1.50%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses .............................            (0.24%)       (0.05%)      0.39%      0.52%       0.32%

                               Chase Vista Funds
             Financial Highlights throughout each period indicated
                                                                     Capital Growth Fund
                                               ---------------------------------------------------------------
                                                                           Class B
                                               ---------------------------------------------------------------
                                                                   Year Ended                       11/04/93*
                                               --------------------------------------------------    Through
                                                 10/31/98      10/31/97     10/31/96    10/31/95    10/31/94
                                               ------------ ------------- ------------ ---------- ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...         $  46.11      $  41.21      $  35.39   $  32.03    $  31.38
                                                 --------      --------      --------   --------    --------
Income From Investment Operations:
 Net Investment Income .................           (0.290)       (0.236)@      (0.076)     0.044       0.011@
 Net Gains or Losses in Securities
  (both realized and unrealized) .......           (0.540)       10.010@        7.246      4.100       1.296@
                                                 --------      --------      --------   --------    --------
 Total from Investment Operations ......           (0.830)        9.774         7.170      4.144       1.307
                                                 --------      --------      --------   --------    --------
Less Distributions:
Dividends from Net Investment Income ...               --         0.078            --      0.111       0.026
Distributions from Capital Gains .......            4.901         4.800         1.355      0.676       0.631
                                                 --------      --------      --------   --------    --------
Total Distributions ....................            4.901         4.878         1.355      0.787       0.657
                                                 --------      --------      --------   --------    --------
Net Asset Value, End of Period .........         $  40.38      $  46.11      $  41.21   $  35.39    $  32.03
                                                 ========      ========      ========   ========    ========
Total Return (1) .......................            (2.08)%       25.85%        20.88%     13.34%       4.19%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions)         $    405      $    422      $    334   $    260    $    124
Ratios to average net assets #:
 Ratio of Expenses .....................             1.77%         1.81%         1.87%      2.01%       2.00%
 Ratio of Net Investment Income ........            (0.74%)       (0.56%)       (0.21%)     0.02%      (0.09%)
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ...............             1.77%         1.81%         1.87%      2.02%       2.02%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses .............................            (0.74%)       (0.56%)       (0.21%)     0.01%      (0.11%)

-------
 *  Commencement of offering of class of shares.
 #  Short periods have been annualized.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any sales load.

                              See notes to financial statements.
                                    --------------------

                               Chase Vista Funds
             Financial Highlights throughout each period indicated
                                                                                               Capital Growth Fund
                                                                                 ------------------------------------------------
                                                                                    Class C          Institutional Shares
                                                                                 ------------ -----------------------------------
                                                                                  01/02/98**         Year Ended        01/25/96**
                                                                                    Through   -----------------------   Through
                                                                                   10/31/98     10/31/98    10/31/97    10/31/96
                                                                                 ------------ ------------ ---------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .....................................         $ 42.81      $ 46.90     $  41.65    $ 35.26
                                                                                   -------      -------     --------    -------
Income From Investment Operations:
 Net Investment Income ...................................................          (0.090)       0.070        0.133@     0.172
 Net Gains or Losses in Securities (both realized and unrealized) ........          (2.690)      (0.540)      10.164@     6.336
                                                                                   -------      -------     --------    -------
 Total from Investment Operations ........................................          (2.780)      (0.470)      10.297      6.508
                                                                                   -------      -------     --------    -------
Less Distributions:
Dividends from Net Investment Income .....................................              --           --        0.248      0.122
Distributions from Capital Gains .........................................              --        4.901        4.800         --
                                                                                   -------      -------     --------    -------
Total Distributions ......................................................              --        4.901        5.048      0.122
                                                                                   -------      -------     --------    -------
Net Asset Value, End of Period ...........................................         $ 40.03      $ 41.53     $  46.90    $ 41.65
                                                                                   =======      =======     ========    =======
Total Return (1) .........................................................           (6.49)%      (1.20)%      26.98%     18.13%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .................................         $     4      $    52     $     52    $    32
Ratios to average net assets #:
 Ratio of Expenses .......................................................            1.73%        0.91%        0.91%      1.25%
 Ratio of Net Investment Income ..........................................           (0.59%)       0.11%        0.31%      0.81%
 Ratio of Expenses Without Waivers and Assumption of Expenses ............            1.73%        0.91%        0.91%      1.25%
 Ratio of Net Investment Income Without Waivers and Assumption of Expenses           (0.59%)       0.11%        0.31%      0.81%

-------
 ** Commencement of offering of class of shares.
 #  Short periods have been annualized.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

                               Chase Vista Funds
             Financial Highlights throughout each period indicated
                                                                       Equity Income Fund
                                                    --------------------------------------------------------
                                                                            Class A
                                                    --------------------------------------------------------
                                                                           Year Ended
                                                    --------------------------------------------------------
                                                     10/31/98   10/31/97   10/31/96   10/31/95    10/31/94
                                                    ---------- ---------- ---------- ---------- ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...             $ 19.23    $ 15.98    $ 13.39    $ 12.12     $ 13.84
                                                     -------    -------    -------    -------     -------
Income From Investment Operations:
 Net Investment Income .................               0.216      0.260      0.348      0.347       0.290
 Net Gains or Losses in Securities
  (both realized and unrealized) .......               1.067      4.709      3.434      1.698      (0.477)
                                                     -------    -------    -------    -------     -------
 Total from Investment Operations ......               1.283      4.969      3.782      2.045      (0.187)
                                                     -------    -------    -------    -------     -------
Less Distributions:
Dividends from Net Investment Income ...               0.267      0.228      0.329      0.366       0.258
Distributions from Capital Gains .......               1.176      1.490      0.863      0.410       1.275
                                                     -------    -------    -------    -------     -------
  Total Distributions ..................               1.443      1.718      1.192      0.776       1.533
                                                     -------    -------    -------    -------     -------
Net Asset Value, End of Period .........             $ 19.07    $ 19.23    $ 15.98    $ 13.39     $ 12.12
                                                     =======    =======    =======    =======     =======
Total Return (1) .......................                6.90%     33.66%     29.79%     17.97%      (1.35%)
Ratios/Supplemental Data:
Ratios to average net assets #:
 Net Assets, End of Period (in millions)             $    80    $    47    $    17    $    12     $    11
 Ratio of Expenses .....................                1.46%      1.50%      1.50%      1.50%       1.50%
 Ratio of Net Investment Income ........                1.20%      1.65%      2.41%      2.81%       2.31%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ...............                1.46%      1.70%      2.32%      2.19%       2.02%
 Ratio of Net Investment Income Without Waivers
  and Assumptions of Expenses ..........                1.20%      1.45%      1.59%      2.12%       1.79%
Portfolio Turnover Rate ................                 160%        75%       114%        91%         75%

                               Chase Vista Funds
             Financial Highlights throughout each period indicated
                                                                  Equity Income Fund
                                                    ----------------------------------------------
                                                                 Class B                 Class C
                                                    ---------------------------------- -----------
                                                         Year Ended
                                                    ---------------------  05/07/96**   01/08/98**
                                                                             Through     Through
                                                     10/31/98   10/31/97    10/31/96     10/31/98
                                                    ---------- ---------- ------------ -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .............   $ 19.09    $ 15.92     $  14.56      $ 18.62
                                                     -------    -------     --------      -------
Income From Investment Operations:
 Net Investment Income ...........................     0.136      0.220        0.134        0.091
 Net Gains or Losses in Securities
  (both realized and unrealized) .................     1.050      4.615        1.376        0.307
                                                     -------    -------     --------      -------
 Total from Investment Operations ................     1.186      4.835        1.510        0.398
                                                     -------    -------     --------      -------
Less Distributions:
Dividends from Net Investment Income .............     0.180      0.175        0.151        0.108
Distributions from Capital Gains .................     1.176      1.490           --           --
                                                     -------    -------     --------      -------
  Total Distributions ............................     1.356      1.665        0.151        0.108
                                                     -------    -------     --------      -------
Net Asset Value, End of Period ...................   $ 18.92    $ 19.09     $  15.92      $ 18.91
                                                     =======    =======     ========      =======
Total Return (1) .................................      6.42%     32.87%       10.43%        2.13%
Ratios/Supplemental Data:
Ratios to average net assets #:
 Net Assets, End of Period (in millions) .........   $    26    $    15     $      1      $     4
 Ratio of Expenses ...............................      1.96%      2.11%        2.25%        1.95%
 Ratio of Net Investment Income ..................      0.70%      1.06%        1.75%        0.56%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses .........................      1.96%      2.13%        2.75%        1.95%
 Ratio of Net Investment Income Without Waivers
  and Assumptions of Expenses ....................      0.70%      1.04%        1.25%        0.56%
Portfolio Turnover Rate ..........................       160%        75%         114%         160%

-------
 ** Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.
                              --------------------

                               Chase Vista Funds
             Financial Highlights throughout each period indicated
                                                                                          Small Cap
                                                                                     Opportunities Fund
                                                                                  -------------------------
                                                                                           Class A
                                                                                  -------------------------
                                                                                    11/01/97     5/19/97*
                                                                                     Through      Through
                                                                                    10/31/98     10/31/97
                                                                                  ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ......................................         $13.85        $10.00
                                                                                    ------        ------
Income From Investment Operations:
 Net Investment Income ....................................................         (0.093)       (0.041)
 Net Gains or Losses in Securities
  (both realized and unrealized) ..........................................         (0.967)        3.891
                                                                                    ------        ------
 Total from Investment Operations .........................................         (1.060)        3.850
                                                                                    ------        ------
Less Distributions:
Dividends from Net Investment Income ......................................             --            --
Distributions from Capital Gains ..........................................             --            --
                                                                                    ------        ------
  Total Distributions .....................................................             --            --
                                                                                    ------        ------
Net Asset Value, End of Period ............................................         $12.79        $13.85
                                                                                    ======        ======
Total Return (1) ..........................................................          (7.65%)       38.50%
Ratios/Supplemental Data:
Ratios to average net assets #:
 Net Assets, End of Period (in millions) ..................................         $   62        $   43
 Ratio of Expenses ........................................................           1.50%         1.49%
 Ratio of Net Investment Income ...........................................          (0.91%)       (1.16%)
 Ratio of Expenses Without Waivers and Assumption of Expenses .............           1.83%         2.38%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses          (1.24%)       (2.05%)
Portfolio Turnover Rate ...................................................             68%            7%

                               Chase Vista Funds
             Financial Highlights throughout each period indicated
                                                                                                Small Cap
                                                                                           Opportunities Fund
                                                                                  -------------------------------------
                                                                                           Class B            Class C
                                                                                  ------------------------- -----------
                                                                                    11/01/97     5/19/97*    01/07/98**
                                                                                     Through      Through     Through
                                                                                    10/31/98     10/31/97     10/31/98
                                                                                  ------------ ------------ -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ......................................         $ 13.81       $ 10.00     $ 13.17
                                                                                    -------       -------     -------
Income From Investment Operations:
 Net Investment Income ....................................................          (0.170)       (0.057)     (0.084)
 Net Gains or Losses in Securities
  (both realized and unrealized) ..........................................          (0.970)        3.867      (0.426)
                                                                                    -------       -------     -------
 Total from Investment Operations .........................................          (1.140)        3.810      (0.510)
                                                                                    -------       -------     -------
Less Distributions:
Dividends from Net Investment Income ......................................              --            --          --
Distributions from Capital Gains ..........................................              --            --          --
                                                                                    -------       -------     -------
  Total Distributions .....................................................              --            --          --
                                                                                    -------       -------     -------
Net Asset Value, End of Period ............................................         $ 12.67       $ 13.81     $ 12.66
                                                                                    =======       =======     =======
Total Return (1) ..........................................................           (8.25%)       38.10%      (3.87%)
Ratios/Supplemental Data:
Ratios to average net assets #:
 Net Assets, End of Period (in millions) ..................................         $    57       $    38     $     5
 Ratio of Expenses ........................................................            2.24%         2.24%       2.24%
 Ratio of Net Investment Income ...........................................           (1.65%)       (1.93%)     (1.55%)
 Ratio of Expenses Without Waivers and Assumption of Expenses .............            2.33%         2.88%       2.29%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses           (1.74%)       (2.57%)     (1.60%)
Portfolio Turnover Rate ...................................................              68%            7%         68%

-------
 *  Commencement of operations.
 ** Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

                               Chase Vista Funds
             Financial Highlights throughout each period indicated
                                                                                              Focus Fund
                                                                           ------------------------------------------------
                                                                             Class A     Class B     Class C      Class I
                                                                           ----------- ----------- ----------- ------------
                                                                            06/30/98*   06/30/98*   06/30/98*    06/30/98*
                                                                             Through     Through     Through      Through
                                                                             10/31/98    10/31/98    10/31/98    10/31/98
                                                                           ----------- ----------- ----------- ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period .....................................   $ 10.00     $ 10.00     $  10.00    $ 10.00
                                                                             -------     -------     --------    -------
Income From Investment Operations:
 Net Investment Income ...................................................     0.012      (0.003)      (0.003)     0.024
 Net Gains or Losses in Securities
  (both realized and unrealized) .........................................    (0.612)     (0.617)      (0.617)    (0.624)
                                                                             -------     -------     --------    -------
 Total from Investment Operations ........................................    (0.600)     (0.620)      (0.620)    (0.600)
                                                                             -------     -------     --------    -------
Less Distributions:
Dividends from Net Investment Income .....................................        --          --           --         --
Distributions from Capital Gains .........................................        --          --           --         --
                                                                             -------     -------     --------    -------
  Total Distributions ....................................................        --          --           --         --
                                                                             -------     -------     --------    -------
Net Asset Value, End of Period ...........................................   $  9.40     $  9.38     $   9.38    $  9.40
                                                                             =======     =======     ========    =======
Total Return (1) .........................................................     (6.00%)     (6.20%)      (6.20%)    (6.00%)
Ratios/Supplemental Data:
Ratios to average net assets #:
 Net Assets, End of Period (in millions) .................................   $    18     $    18     $      4    $     1
 Ratios to Average Net Assets:#
 Expenses ................................................................      1.25%       1.85%        1.85%      1.00%
 Net Investment Income ...................................................      0.48%      (0.15%)      (0.14%)     0.78%
 Expenses Without Waivers and Assumption of Expenses .....................      2.05%       2.54%        2.55%      1.80%
 Net Investment Income Without Waivers and Assumptions of Expenses .......     (0.32%)     (0.84%)      (0.84%)    (0.02%)
Portfolio Turnover Rate ..................................................        33%         33%          33%        33%

-------
 *  Commencement of operations.
(1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

                       See notes to financial statements.
                             -------------------------
                                       63

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista Growth and Income Fund, Chase Vista Capital Growth Fund, Chase Vista Equity Income Fund, Chase Vista Small Cap Opportunities Fund and Chase Vista Focus Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1998, the results of each of their operations for the year then ended (for the period June 30, 1998 (commencement of operations) through October 31, 1998 for Chase Vista Focus Fund), the changes in each of their net assets for each of the two years in the period then ended (for the year then ended and for the period May 19, 1997 (commencement of operations) through October 31, 1997 for the Chase Vista Small Cap Opportunities Fund) and for the period June 30, 1998 (commencement of operations) through October 31, 1998 for Chase Vista Focus Fund) and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 15, 1998

Growth and Income Portfolio
Portfolio of Investments October 31, 1998


Shares       Issuer                                      Value
---------------------------------------------------------------------------
Long-Term Investments -- 94.0%
---------------------------------------------------------------------------
             Common Stock -- 90.5%
             ---------------------
             Aerospace -- 1.2%
  550,000    General Dynamics Corp.                      $   32,553,125
                                                         --------------
             Agricultural Production/Services -- 0.3%
  128,000    Potash Corp. of Saskatchewan
             (Canada)                                         8,848,000
                                                         --------------
             Airlines -- 0.7%
  300,000    AMR Corp.                                       20,100,000
                                                         --------------
             Automotive -- 1.2%
  600,000    Ford Motor Co.                                  32,550,000
                                                         --------------
             Banking -- 4.5%
  664,480    BankAmerica Corp.                               38,166,070
  500,000    Comerica, Inc.                                  32,250,000
  387,000    Firstar Corp.                                   21,962,250
  375,000    National City Corp.                             24,117,188
  100,000    Star Banc Corp.                                  7,562,500
                                                         --------------
                                                            124,058,008
                                                         --------------
             Biotechnology -- 0.6%
  250,000    Biogen, Inc.*                                   17,375,000
                                                         --------------
             Broadcasting -- 0.8%
  750,000    CBS Corp.                                       20,953,125
                                                         --------------
             Cabletelevision -- 2.4%
  700,000    Comcast Corp., Special Class A                  34,562,500
  772,241    Tele-Communications, TCI Group,
             Class A*                                        32,530,652
                                                         --------------
                                                             67,093,152
                                                         --------------
             Chemicals -- 2.1%
  600,000    Air Products and Chemicals, Inc.                22,650,000
  246,300    Crompton & Knowles Corp.                         3,956,194
  633,200    Engelhard Corp.                                 13,297,200
  500,000    Imperial Chemical Industries, PLC,
             ADR (United Kingdom)                            18,125,000
                                                         --------------
                                                             58,028,394
                                                         --------------
             Computer Software -- 2.3%
  731,000    American Management Systems, Inc.*              22,432,563
  482,000    Computer Associates International               18,978,750

                         See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                    Value
-------------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------------
  750,000    Oracle Corp.*                             $   22,171,875
                                                       --------------
                                                           63,583,188
                                                       --------------
             Computers/Computer Hardware -- 7.8%
  950,000    EMC Corp.*                                    61,156,250
  475,000    Gateway 2000 Inc.*                            26,510,938
  450,000    Ingram Micro, Inc., Class A*                  20,475,000
  600,000    Seagate Technology, Inc.*                     15,825,000
  450,000    Solectron Corp.*                              25,762,500
  350,000    Storage Technology Corp.*                     11,703,125
  600,000    Sun Microsystems, Inc.*                       34,950,000
  300,000    Texas Instruments Inc.                        19,181,250
                                                       --------------
                                                          215,564,063
                                                       --------------
             Consumer Products -- 4.2%
  700,000    Avon Products, Inc.                           27,781,250
  475,000    Fortune Brands, Inc.                          15,704,688
1,400,000    Philip Morris Companies, Inc.                 71,575,000
                                                       --------------
                                                          115,060,938
                                                       --------------
             Electronics/Electrical Equipment -- 0.6%
  500,000    Vitesse Semiconductor Corp.*                  16,125,000
                                                       --------------
             Entertainment/Leisure -- 2.7%
  550,000    Carnival Corp., Class A                       17,806,250
  350,000    Time Warner, Inc.                             32,484,375
  384,500    Viacom, Inc. Class B*                         23,021,938
                                                       --------------
                                                           73,312,563
                                                       --------------
             Environmental Services -- 1.4%
  600,000    Allied Waste Industries, Inc.*                12,975,000
  532,025    Waste Management, Inc.                        24,007,628
                                                       --------------
                                                           36,982,628
                                                       --------------
             Financial Services -- 3.9%
  255,000    Associates First Capital Corp.,
             Class A                                       17,977,500
  900,000    Federal Home Loan Mortgage Corp.              51,750,000
  250,000    Federal National Mortgage
             Association,                                  17,703,125
  305,000    Morgan Stanley, Dean Witter,
             Discover and Co.                              19,748,750
                                                       --------------
                                                          107,179,375
                                                       --------------


                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                       Value
----------------------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------------
             Food/Beverage Products -- 2.4%
  800,000    PepsiCo Inc.                                 $   27,000,000
  300,000    Quaker Oats Co.                                  17,718,750
  200,000    Unilever NV, ADR (Netherlands)                   15,050,000
  331,300    Whitman Corp.                                     7,102,244
                                                          --------------
                                                              66,870,994
                                                          --------------
             Health Care/Health Care Services -- 3.3%
  600,000    HBO & Co.                                        15,750,000
2,741,700    HEALTHSOUTH Corp.*                               33,243,113
  814,500    Tenet Healthcare Corp.*                          22,755,094
  255,000    Wellpoint Health Networks, Inc.,
             Class A*                                         18,774,375
                                                          --------------
                                                              90,522,582
                                                          --------------
             Insurance -- 4.6%
  700,000    ACE, LTD (Bermuda)                               23,712,500
  410,000    Exel LTD, Class A (Bermuda)                      31,339,375
  300,000    NAC Re Corp.                                     14,531,250
  425,000    Reliastar Financial Corp.                        18,620,313
  900,000    The Allstate Corp.                               38,756,250
                                                          --------------
                                                             126,959,688
                                                          --------------
             Machinery & Engineering Equipment -- 0.6%
  575,000    McDermott International, Inc.                    16,854,688
                                                          --------------
             Manufacturing -- 1.9%
  527,500    Ingersoll-Rand Co.                               26,638,750
  470,000    Johnson Controls, Inc.                           26,437,500
                                                          --------------
                                                              53,076,250
                                                          --------------
             Metals/Mining -- 1.6%
  400,000    Aluminum Co. of America
                  (ALCOA)                                     31,700,000
  550,000    Newmont Mining Corp.                             11,687,500
                                                          --------------
                                                              43,387,500
                                                          --------------
             Office/Business Equipment -- 1.4%
  400,000    Xerox Corp.                                      38,750,000
                                                          --------------
             Oil & Gas -- 7.5%
  806,200    Coastal Corp.                                    28,418,550
  500,000    Diamond Offshore Drilling, Inc.                  15,343,750
  450,000    Halliburton Co.                                  16,171,875

                         See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                Value
---------------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
  545,000    Mobil Corp.                           $   41,249,688
  400,000    Schlumberger, LTD                         21,000,000
  667,900    Texaco, Inc.                              39,614,819
  800,000    Tosco Corp.                               22,450,000
  659,900    USX-Marathon Group                        21,570,481
                                                   --------------
                                                      205,819,163
                                                   --------------
             Packaging -- 0.6%
  509,900    Owens-Illinois, Inc.*                     15,583,819
                                                   --------------
             Pharmaceuticals -- 3.9%
  153,000    Bristol-Myers Squibb Co.                  16,916,063
  608,000    Pharmacia & Upjohn, Inc.                  32,186,000
  325,000    Schering-Plough Corp.                     33,434,375
  400,000    SmithKline Beecham PLC, ADR
             (United Kingdom)                          25,500,000
                                                   --------------
                                                      108,036,438
                                                   --------------
             Photographic Equipment -- 0.9%
  300,000    Eastman Kodak Co.                         23,250,000
                                                   --------------
             Printing & Publishing -- 0.9%
  900,000    New York Times Co., Class A               25,425,000
                                                   --------------
             Real Estate Investment Trust -- 1.5%
  373,800    Duke Realty Investments, Inc.              8,924,475
  480,000    Equity Residential Properties Trust       20,160,000
  488,700    Public Storage, Inc.                      13,042,181
                                                   --------------
                                                       42,126,656
                                                   --------------
             Restaurants/Food Services -- 0.4%
  450,000    CKE Restaurants, Inc.                     11,840,625
                                                   --------------
             Retailing -- 9.8%
  825,000    American Stores Co.                       26,864,063
  688,400    CVS Corp.                                 31,451,275
  800,000    Dayton-Hudson Corp.                       33,900,000
  442,018    Federated Department Stores*              16,990,061
1,000,000    Kroger Co.*                               55,500,000
1,100,000    Office Depot, Inc.*                       27,500,000
  450,000    Payless ShoeSource, Inc.                  21,121,875
  900,000    Safeway, Inc.*                            43,031,250
  500,000    The Limited, Inc.                         12,812,500
                                                   --------------
                                                      269,171,024
                                                   --------------

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                               Value
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
             Shipping/Transportation -- 0.7%
 600,000     Burlington Northern Santa Fe         $  18,525,000
                                                  -------------
             Telecommunications -- 5.6%
 520,000     American Tower Corp.*                   11,375,000
 400,000     Bell Atlantic Corp.                     21,250,000
 550,000     BellSouth Corp.                         43,896,875
 375,000     Crown Castle International Corp.*        4,828,125
 800,500     MCI WorldCom, Inc.*                     44,227,625
 368,500     Sprint Corp.                            28,282,375
                                                  -------------
                                                    153,860,000
                                                  -------------
             Utilities -- 6.2%
 750,000     Consolidated Edison, Inc.               37,593,750
 300,000     DQE, Inc.                               11,831,250
 600,000     Duke Energy Corp.                       38,812,500
 600,000     FPL Group Inc.                          37,537,500
 750,000     Pinnacle West Capital Corp.             32,859,375
 350,000     Unicom Corp.                            13,190,625
                                                  -------------
                                                    171,825,000
                                                  -------------
             Total Common Stock                   2,491,250,986
                                                  -------------
             (Cost $1,876,113,553)
             Convertible Preferred Stock -- 1.8%
             -----------------------------------
             Cabletelevision -- 0.3%
 150,000     MediaOne Group "ATI" Premium
             Income Exchangeable Securities
             (PIES), 6.25%, 08/15/01 Series           8,081,250
                                                  -------------
             Manufacturing -- 0.2%
 240,000     Ingersoll-Rand Co., 6.75%,
             12/31/49 Series                          6,090,000
                                                  -------------
             Financial Services -- 0.3%
 243,000     Suiza Capital Trust II, # 5.50%,
             04/01/28 Series                          8,045,244
                                                  -------------
             Packaging -- 0.1%
  60,000     Owens-Illinois, Inc., 4.75%,
             12/31/49 Series                          2,407,500
                                                  -------------

                         See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares               Issuer                                       Value
-----------------------------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------------------------
                     Retailing -- 0.2%
    70,000           CVS Corp., 6.00%,
                     05/15/01 Series                              $   6,020,000
                                                                  -------------
                     Telecommunications -- 0.4%
    50,000           TCI Pacific, 5.0%,
                     7/31/06 Series                                  10,750,000
                                                                  -------------
                     Utilities -- 0.3%
   102,000           Houston Industries, Inc., 7.00%,
                     07/01/00 Series                                  8,268,375
                                                                  -------------
                     Total Convertible Preferred Stock               49,662,369
                     (Cost $43,031,325)                           -------------

     Principal
      Amount
                     Convertible Corporate Notes & Bonds -- 1.7%
                     -------------------------------------------
                     Biotechnology -- 0.2%
$4,000,000           Centocor Inc., #4.75%, 02/15/05                  4,270,120
                                                                  -------------
                     Computers/Computer Hardware -- 0.4%
 3,600,000           EMC Corp., #3.25%, 03/15/02                     10,373,436
                                                                  -------------
                     Electronics/Electrical Equipment -- 0.3%
 7,000,000           Xilinx, Inc., #5.25%, 11/01/02                   7,171,850
                                                                  -------------
                     Health Care/Health Care Services -- 0.2%
 5,000,000           Res-Care Inc., #6.00%, 12/01/04                  6,168,750
                                                                  -------------
                     Media/Advertising -- 0.3%
 8,000,000           Clear Channel Communications,
                     Inc., 2.63%, 04/01/03                            7,890,000
                                                                  -------------
                     Telecommunications -- 0.3%
 8,000,000           Bell Atlantic Financial Services,
                     Inc., #4.25%, 09/15/05                           7,880,000
                                                                  -------------
                     Total Convertible Corporate                     43,754,156
                     Notes & Bonds
                     (Cost $35,600,000)
                     ==========================================================
                     Total Long-Term Investments                  2,584,667,511
                     (Cost $1,954,744,878)
                     ==========================================================

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


   Principal
     Amount      Issuer                                       Value
--------------------------------------------------------------------------------
Short-Term Investments -- 6.2%
--------------------------------------------------------------------------------
                 U. S. Government Agency Obligations -- 4.3%
                 -------------------------------------------
$118,496,000     Federal Home Loan Bank, Discount
                 Note, 5.40%, 11/02/98                        $  118,460,451
                                                              --------------
                 Floating Rate Note -- 1.9%
                 --------------------------------------------
  52,900,000     General American Funding
                   Agreement, 5.77%, 03/01/99                     53,154,360
================================================================================
                 Total Short-Term Investments                 $  171,614,811
                 (Cost $171,614,811)
================================================================================
                 Total Investments--100.20%                   $2,756,282,322
                 (Cost $2,126,359,689)
================================================================================

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998


Shares       Issuer                                  Value
-----------------------------------------------------------------------
Long-Term Investments -- 94.5%
-----------------------------------------------------------------------
             Common Stock -- 94.4%
             ---------------------
             Aerospace -- 2.4%
  250,000    General Dynamics Corp.                  $   14,796,875
  300,000    Sundstrand Corp.                            14,081,250
                                                     --------------
                                                         28,878,125
                                                     --------------
             Airlines -- 0.7%
  200,000    Continental Airlines, Inc., Class B,*        7,925,000
                                                     --------------
             Automotive -- 1.3%
  710,000    Tower Automotive, Inc.*                     15,797,500
                                                     --------------
             Banking -- 6.8%
  300,000    Cullen/Frost Bankers, Inc.                  15,975,000
  220,000    Firstar Corp.                               12,485,000
  636,000    North Fork Bancorporation, Inc.             12,640,500
  215,000    Southtrust Corp.                             7,847,500
   50,000    Star Banc Corp.                              3,781,250
  210,640    TCF Financial Corp.                          4,963,205
  427,000    Zions Bancorporation                        22,657,688
                                                     --------------
                                                         80,350,143
                                                     --------------
             Biotechnology -- 1.7%
  300,000    Biogen, Inc.*                               20,850,000
                                                     --------------
             Broadcasting -- 6.1%
  700,000    Comcast Corp., Special Class A              34,562,500
1,000,000    Tele-Communications, Inc., Liberty
             Media Group, Class A*                       38,062,500
                                                     --------------
                                                         72,625,000
                                                     --------------
             Business Services -- 4.5%
  300,000    Affiliated Computer Services, Inc.,
             Class A*                                    11,100,000
  150,000    Fiserv, Inc.*                                6,975,000
  150,000    Harte-Hanks, Inc.                            3,646,875
  822,700    Interim Services, Inc.*                     17,482,375
  317,800    ITT Educational Services, Inc.*              9,434,688
  150,000    Sunguard Data Systems, Inc.                  5,062,500
                                                     --------------
                                                         53,701,438
                                                     --------------


                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                    Value
-------------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------------
             Chemicals -- 1.9%
  800,000    Crompton & Knowles Corp.                  $   12,850,000
  483,900    Engelhard Corp.                               10,161,900
                                                       --------------
                                                           23,011,900
                                                       --------------
             Computer Software -- 9.3%
  500,000    Acxiom Corp.*                                 12,562,500
1,006,000    American Management Systems, Inc.*            30,871,625
  450,000    At Home Corp., Ser. A*                        19,912,500
  250,000    CSG Systems International, Inc.*              13,625,000
  200,000    Keane, Inc.*                                   6,650,000
  400,000    Mastech Corp.*                                 9,400,000
  150,000    Policy Management System Corp.*                6,815,625
  400,000    Sterling Software, Inc.*                      10,475,000
                                                       --------------
                                                          110,312,250
                                                       --------------
             Computers/Computer Hardware -- 6.0%
  300,000    EMC Corp.*                                    19,312,500
  125,000    Ingram Micro, Inc., Class A*                   5,687,500
  250,000    Lexmark International Group, Inc.,
             Class A (Germany)*                            17,484,375
  250,000    Seagate Technology, Inc.*                      6,593,750
  250,000    Solectron Corp.*                              14,312,500
  250,000    Storage Technology Corp.*                      8,359,375
                                                       --------------
                                                           71,750,000
                                                       --------------
             Construction -- 1.5%
  313,000    D.R. Horton, Inc.                              4,968,875
  400,000    J. Ray McDermott, SA                          12,550,000
                                                       --------------
                                                           17,518,875
                                                       --------------
             Consumer Products -- 2.5%
1,100,000    Shaw Industries, Inc.                         19,112,500
  500,000    Twinlab Corp.*                                11,093,750
                                                       --------------
                                                           30,206,250
                                                       --------------
             Electronics/Electrical Equipment -- 0.6%
  200,000    Vitesse Semiconductor Corp.*                   6,450,000
                                                       --------------
             Entertainment/Leisure -- 2.3%
  250,000    Carnival Corp., Class A                        8,093,750
  825,000    International Game Technology                 18,614,063
                                                       --------------
                                                           26,707,813
                                                       --------------

                         See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                     Value
-------------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------------
             Environmental Services -- 0.8%
  215,000    Waste Management, Inc.                     $   9,701,875
                                                        -------------
             Financial Services -- 2.0%
  125,000    Ambac Financial Group Inc.                     7,273,438
  200,000    Finova Group, Inc.                             9,750,000
  200,000    Household International, Inc.                  7,312,500
                                                        -------------
                                                           24,335,938
                                                        -------------
             Food/Beverage Products -- 1.1%
  600,000    Whitman Corp.                                 12,862,500
                                                        -------------
             Health Care/Health Care Services -- 11.7%
  501,000    HCR Manor Care, Inc.*                         16,282,500
1,325,500    HEALTHSOUTH Corp.*                            16,071,688
  600,000    Pall Corp.                                    15,150,000
  990,000    Tenet Healthcare Corp.*                       27,658,120
  450,000    Total Renal Care Holdings, Inc.*              11,025,000
  600,000    Trigon Healthcare, Inc.*                      22,500,000
  219,000    Universal Health Services, Inc.,
             Class B*                                      11,237,438
  100,000    Watson Pharmaceuticals, Inc.                   5,562,500
  195,000    Wellpoint Health Networks, Inc.,
             Class A*                                      14,356,875
                                                        -------------
                                                          139,844,121
                                                        -------------
             Insurance -- 6.1%
  485,000    ACE, LTD (Bermuda)                            16,429,375
  190,000    Exel LTD, Class A (Bermuda)                   14,523,125
  320,000    Nationwide Financial Services, Inc.,
             Class A                                       13,280,000
  800,000    Reliance Group Holdings, Inc.                 11,150,000
  300,000    Reliastar Financial Corp.                     13,143,750
   50,000    Transatlantic Holdings, Inc.                   3,900,000
                                                        -------------
                                                           72,426,250
                                                        -------------
             Machinery & Engineering Equipment -- 1.9%
  450,000    Applied Power, Inc., Class A                  12,403,125
  300,000    Cooper Cameron Corp.                          10,425,000
                                                        -------------
                                                           22,828,125
                                                        -------------


                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                Value
---------------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
             Manufacturing -- 1.3%
  70,000     Johnson Controls, Inc.                $    3,937,500
 297,500     Pentair, Inc.                             11,193,438
                                                   --------------
                                                       15,130,938
                                                   --------------
             Media/Advertising -- 0.5%
 130,000     Omnicom Group, Inc.                        6,426,875
                                                   --------------
             Metals/Mining -- 0.8%
 152,000     Reynolds Metals Co.                        9,110,500
                                                   --------------
             Oil & Gas -- 1.5%
 250,000     BJ Services Co.                            5,109,375
 400,000     Diamond Offshore Drilling, Inc.           12,275,000
                                                   --------------
                                                       17,384,375
                                                   --------------
             Pharmaceuticals -- 0.6%
 225,000     Mylan Laboratories, Inc.                   7,748,438
                                                   --------------

             Printing & Publishing -- 1.0%
 400,000     World Color Press, Inc.                   12,150,000
                                                   --------------
             Real Estate Investment Trust -- 2.8%
 250,000     Beacon Capital Partners Inc.#*             5,000,000
 488,400     Brandywine Realty Trust                    8,730,150
 100,000     Equity Residential Properties Trust        4,200,000
 600,000     Public Storage, Inc.                      16,012,500
                                                   --------------
                                                       33,942,650
                                                   --------------
             Restaurants/Food Services -- 1.1%
 800,000     Darden Restaurants, Inc.                  13,200,000
                                                   --------------
             Retailing -- 7.3%
 165,000     CVS Corp.                                  7,538,438
 300,000     Fred Meyer, Inc.*                         15,993,750
 300,000     Kroger Co.*                               16,650,000
 900,000     Office Depot, Inc.*                       22,500,000
 200,000     Payless ShoeSource, Inc.                   9,387,500
 400,000     Saks, Inc.*                                9,100,000
 200,000     United Stationers, Inc.                    5,300,000
                                                   --------------
                                                       86,469,688
                                                   --------------
             Shipping/Transportation -- 0.3%
 177,500     C.H. Robinson Worldwide, Inc.              3,938,281
                                                   --------------
             Telecommunications -- 2.1%
 225,000     American Tower Corp.*                      4,921,875

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares               Issuer                                      Value
----------------------------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------------------
   300,000           Aspect Telecommunications Corp.*            $    4,537,500
   100,000           Global Crossing LTD (Bermuda)*                   2,875,000
   150,000           Intermedia Communications Inc.*                  2,775,000
   400,000           NEXTLINK Communications, Inc.,
                     Class A*                                        10,250,000
                                                                 --------------
                                                                     25,359,375
                                                                 --------------
                     Utilities -- 3.9%
   375,000           CMS Energy Corp.                                16,523,438
   450,000           LG&E Energy Corp.                               11,868,750
   400,000           Pinnacle West Capital Corp.                     17,525,000
                                                                 --------------
                                                                     45,917,188
                                                                 --------------
                     Total Common Stock                           1,124,861,411
                     (Cost $915,882,961)                         --------------
     Principal
      Amount
                     U.S. Treasury Security -- 0.1%
                     ------------------------------
$  565,000           U.S. Treasury Note, 6.88%, 05/15/06                646,572
                     (Cost $569,369)
================================================================================
                     Total Long-Term Investments                  1,125,507,983
                     (Cost $916,452,330)
================================================================================
Short-Term Investments -- 6.1%
--------------------------------------------------------------------------------
                     U.S. Government Agency Obligations -- 3.2%
                     -------------------------------------------
38,020,000           Federal Home Loan Bank, Discount
                     Note, 5.40%, 11/02/98                           38,008,594
                     (Cost $38,008,594)                          --------------

                     Floating Rate Note -- 2.9%
                     --------------------------
35,000,000           General American Funding
                     Agreement, 5.77%, 03/01/99                      35,168,292
                     (Cost $35,168,292)
================================================================================
                     Total Short-Term Investments                    73,176,886
                     (Cost $73,176,886)
================================================================================
                     Total Investments--100.6%                   $1,198,684,869
                     (Cost $989,629,216)
================================================================================

Index
* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depository Receipt.


                       See notes to financial statements.

Statement of Assets and Liabilities October 31, 1998
--------------------------------------------------------------------------------


                                                              Growth and           Capital
                                                                Income              Growth
                                                              Portfolio           Portfolio
                                                          -----------------   -----------------
ASSETS:
  Investment securities, at value (Note 1) ............   $2,756,282,322      $1,198,684,869
  Cash ................................................           53,506              19,593
  Receivables:
   Investment securities sold .........................       10,677,665           2,824,156
   Interest and dividends .............................        2,766,602             766,050
  Other assets ........................................           17,881               8,418
                                                          --------------      --------------
    Total assets ......................................    2,769,797,976       1,202,303,086
                                                          --------------      --------------
LIABILITIES:
  Payable for investment securities purchased .........       16,387,797           9,964,804
  Accrued liabilities: (Note 2)
   Investment advisory fees ...........................          882,226             372,655
   Administration fees ................................          110,278              46,582
   Custodian ..........................................           28,323              11,781
   Other ..............................................          244,283             249,310
                                                          --------------      --------------
    Total Liabilities .................................       17,652,907          10,645,132
                                                          --------------      --------------
NET ASSETS APPLICABLE TO INVESTORS'
 BENEFICIAL INTERESTS .................................   $2,752,145,069      $1,191,657,954
                                                          ==============      ==============
  Cost of Investments .................................   $2,126,359,689      $  989,629,216
                                                          ==============      ==============

                       See notes to financial statements.

Statement of Operations For the year ended October 31, 1998
--------------------------------------------------------------------------------


                                                              Growth and           Capital
                                                                Income              Growth
                                                               Portfolio          Portfolio
                                                           ----------------   -----------------
INVESTMENT INCOME:
  Dividend .............................................    $ 37,303,954      $  9,934,720
  Interest .............................................      11,002,262         4,202,365
  Foreign taxes withheld ...............................        (217,262)          (24,095)
                                                            ------------      ------------
    Total investment income ............................      48,088,954        14,112,990
                                                            ------------      ------------
EXPENSES: (Note 2)
  Investment Advisory fees .............................      11,363,349         5,459,469
  Administration fees ..................................       1,420,419           682,434
  Custodian fees .......................................         170,450            97,397
  Professional fees ....................................         118,028           114,738
  Trustees fees and expenses ...........................          56,817            27,297
  Other ................................................         222,872           170,028
                                                            ------------      ------------
    Total expenses .....................................      13,351,935         6,551,363
                                                            ------------      ------------
  Net investment income ................................      34,737,019         7,561,627
                                                            ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on:
   Investments .........................................     203,655,068       108,711,383
   Futures transactions ................................          79,207                --
   Change in net unrealized appreciation /
    depreciation on investments and futures
     transactions ......................................      20,044,309      (115,006,359)
                                                            ------------      ------------
   Net realized and unrealized gain (loss) on
    investments and futures transactions ...............     223,778,584        (6,294,976)
                                                            ------------      ------------
   Net increase in net assets from operations ..........    $258,515,603      $  1,266,651
                                                            ============      ============


                       See notes to financial statements.

                               Chase Vista Funds
          Statement of Changes in Net Assets For the periods indicated
                                                                                               Growth and
                                                                                                 Income
                                                                                                Portfolio
                                                                                  -------------------------------------
                                                                                     For the Year Ended October 31,
                                                                                          1998               1997
                                                                                  ------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
 Net investment income ..........................................................  $      34,737,019   $   39,881,845
 Net realized gain on investments and futures transactions ......................        203,734,275      365,628,734
 Change in net unrealized appreciation (depreciation) on
 investments and futures transactions ...........................................         20,044,309      231,319,779
                                                                                   -----------------   --------------
 Increase in net assets from operations .........................................        258,515,603      636,830,358
                                                                                   -----------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions ..................................................................      1,057,119,906      788,831,006
 Withdrawals ....................................................................     (1,226,800,866)    (854,698,879)
                                                                                   -----------------   --------------
 Net increase (decrease) from transactions in investors' beneficial interests ...       (169,680,960)     (65,867,873)
                                                                                   -----------------   --------------
 Net increase (decrease) in net assets ..........................................         88,834,643      570,962,485
NET ASSETS:
 Beginning of period ............................................................      2,663,310,426    2,092,347,941
                                                                                   -----------------   --------------
 End of period ..................................................................  $   2,752,145,069   $2,663,310,426
                                                                                   =================   ==============

                               Chase Vista Funds
          Statement of Changes in Net Assets For the periods indicated
                                                                                                 Capital
                                                                                                 Growth
                                                                                                Portfolio
                                                                                  -------------------------------------
                                                                                     For the Year Ended October 31,
                                                                                         1998               1997
                                                                                  ----------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
 Net investment income ..........................................................  $    7,561,627    $       9,583,314
 Net realized gain on investments and futures transactions ......................     108,711,383          141,951,607
 Change in net unrealized appreciation (depreciation) on
 investments and futures transactions ...........................................    (115,006,359)         146,677,178
                                                                                   --------------    -----------------
 Increase in net assets from operations .........................................       1,266,651          298,212,099
                                                                                   --------------    -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions ..................................................................     611,366,823          936,937,099
 Withdrawals ....................................................................    (736,448,367)      (1,009,808,684)
                                                                                   --------------    -----------------
 Net increase (decrease) from transactions in investors' beneficial interests ...    (125,081,544)         (72,871,585)
                                                                                   --------------    -----------------
 Net increase (decrease) in net assets ..........................................    (123,814,893)         225,340,514
NET ASSETS:
 Beginning of period ............................................................   1,315,472,847        1,090,132,333
                                                                                   --------------    -----------------
 End of period ..................................................................  $1,191,657,954    $   1,315,472,847
                                                                                   ==============    =================

                       See notes to financial statements
                             ------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios. The GIP and the CGP commenced operations on November 19, 1993.

The following is a summary of significant accounting policies followed by the
Portfolios:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

   C. Futures contracts -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The Portfolios invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of long futures contracts subjects the Portfolios to risk of loss up to the amount of the nominal value of the contract.

   The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

     As of October 31, 1998, the Portfolios had no outstanding futures contracts.

   D. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).

--------------------------------------------------------------------------------

   Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   E. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Portfolios have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Portfolio.

   F. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

   G. Expenses -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

   The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Portfolios' average daily net assets.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

   B. Custodial fees -- Chase, as Custodian provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

   C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3. Investment Transactions -- For the year ended October 31, 1998, purchases and sales of investments (excluding short-term investments) were as follows:


                                                         GIP                 CGP
                                                  -----------------   -----------------
Purchases (excluding U.S. Government) .........   $3,049,154,688      $1,338,869,686
Sales (excluding U.S. Government) .............    3,191,229,186       1,460,401,122
Sales of U.S. Government ......................       63,164,063                  --

The portfolio turnover rates of GIP and CGP for the year ended October 31, 1998, were 113% and 104% respectively.

4. Retirement Plan -- The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement.

--------------------------------------------------------------------------------

Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1998, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:


                               Accrued
                  Pension      Pension
                 Expenses     Liability
                ----------   ----------
GIP .........   $22,976      $82,391
CGP .........    11,262       41,251

5. Bank Borrowings -- The Portfolios may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolios have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Portfolios also pay a commitment fee of 0.055% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolios had no borrowings outstanding at October 31, 1998, nor at any point during the year.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Beneficial Interest Holders of
Growth and Income Portfolio and Capital Growth Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth and Income Portfolio and Capital Growth Portfolio (the "Portfolios") at October 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 15, 1998

                                   Unaudited

Chase Vista Growth and Income Fund
Chase Vista Capital Growth Fund
Chase Vista Equity Income Fund
Chase Vista Small Cap Opportunities Fund
Chase Vista Focus Fund
--------------------------------------------------------------------------------

Certain tax information regarding the Chase Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1998. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1998. The information necessary to complete your income tax returns for the calendar year ending December 31, 1998 will be received under separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998.

The following represents the source and percentage of income earned from government obligations, the percentage of distributions eligible for the dividends received deduction and the long-term capital gains distributed per share by the Funds:



                                                                                                                         Long-Term
                                                       Federal Home                                          Dividends Capital Gains
          Chase          U.S. Treasury  Federal Home  Loan Mortgage    Federal National    Federal Mortgage   Received Distribution
        Vista Fund        Obligations     Loan Bank    Corporation   Mortgage Association     Corporation    Deduction   Per Share
------------------------ -------------  ------------  -------------  --------------------  ----------------  --------- ------------
Growth and Income            3.92%          0.21%         0.55%              0.23%                 --          75.07%      $5.24
Capital Growth               0.73%          0.12%           --                 --                0.17%            --       $4.20
Equity Income                6.44%          0.12%           --                 --                  --          51.07%      $0.62
Small Cap Opportunities        --           0.78%           --                 --                  --             --          --
Focus                          --           1.07%           --                 --                  --             --          --

Chase Vista Funds Service Center
P.O. Box 419392
Kansas City, MO 64179

Investment Adviser, Administrator,
Shareholder and Fund Servicing Agent
and Custodian
The Chase Manhattan Bank

Distributor
Vista Fund Distributors, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Simpson Thacher & Barlett

Independent Accountants
PricewaterhouseCoopers LLP

Chase Vista Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from Chase Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Chase Vista Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(copyright) The Chase Manhattan Bank, 1998, 1999.                  December 1998